EXHIBIT 99.1


                Computational Materials dated October 26, 2005.

                   CHL Mortgage Pass-Through Trust 2005-HYB8



                            Computational Materials



                        [COMPANY LOGO] Countrywide (R)



                          $584,169,000 (Approximate)




                                  CWMBS, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
--------------------------------------                        CHL Mortgage Pass-Through Trust 2005-HYB8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
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


The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide
Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.
The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These
Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials is based only on a statistical pool of Mortgage Loans,
(i) a majority of which are expected to be included (along with additional
Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date.
The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage
Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.
Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational
Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER
NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR
COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY,
AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
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
    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
--------------------------------------                         CHL Mortgage Pass-Through Trust 2005-HYB8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


Preliminary Term Sheet                          Date Prepared: October 26, 2005

                   CHL Mortgage Pass-Through Trust 2005-HYB8
            $584,169,000 (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans

=================================================================================================================================
                 Principal                                                                                             Expected
                Amount ($)         WAL (Yrs) (2)(3)         Interest                                                    Ratings
    Class      (Approx.) (1)   ("WAvg Roll Date"/Call       Rate Type     Collateral Type       Tranche Type          S&P/Moody's
    -----      ------------    -----------------------      ---------     ---------------       -------------         -----------
                                      Date/Mat)
                                      ---------
    1-A-1       44,510,000            1.67/3.18           Variable (4)      Hybrid ARM           Super Senior           AAA/Aaa
    1-A-2        4,945,000            1.67/3.18           Variable (4)      Hybrid ARM          Senior Support          AAA/Aaa
    2-A-1       98,841,000            2.35/3.16           Variable (5)      Hybrid ARM           Super Senior           AAA/Aaa
    2-A-2       10,982,000            2.35/3.16           Variable (5)      Hybrid ARM          Senior Support          AAA/Aaa
   2-A-IO         N/A(6)                 N/A                Fixed (7)       Hybrid ARM           Senior / IO            AAA/Aaa
    3-A-1       48,475,000            2.74/3.18           Variable (8)      Hybrid ARM           Super Senior           AAA/Aaa
    3-A-2        5,386,000            2.74/3.18           Variable (8)      Hybrid ARM          Senior Support          AAA/Aaa
    4-A-1       303,250,000           2.95/3.24           Variable (9)      Hybrid ARM           Super Senior           AAA/Aaa
    4-A-2       34,010,000            2.95/3.24           Variable (9)      Hybrid ARM          Senior Support          AAA/Aaa
     I-M         5,896,000            5.27/5.97           Variable (10)     Hybrid ARM             Mezzanine             AA/Aa2
    I-B-1        4,046,000            5.27/5.97           Variable (10)     Hybrid ARM            Subordinate             A/A2
    I-B-2        2,658,000            5.27/5.97           Variable (10)     Hybrid ARM            Subordinate           BBB/Baa2
---------------------------------------------------------------------------------------------------------------------------------
    I-B-3                    Privately                    Variable (10)     Hybrid ARM            Subordinate            BB/NR
    I-B-4                     Placed                      Variable (10)     Hybrid ARM            Subordinate             B/NR
    I-B-5                  Certificates                   Variable (10)     Hybrid ARM            Subordinate            NR/NR
---------------------------------------------------------------------------------------------------------------------------------
    II-M        11,315,000            5.41/6.12           Variable (11)     Hybrid ARM             Mezzanine             AA/Aa2
   II-B-1        5,840,000            5.41/6.12           Variable (11)     Hybrid ARM            Subordinate             A/A2
   II-B-2        4,015,000            5.41/6.12           Variable (11)     Hybrid ARM            Subordinate           BBB/Baa2
---------------------------------------------------------------------------------------------------------------------------------
   II-B-3                    Privately                    Variable (11)     Hybrid ARM            Subordinate            BB/NR
   II-B-4                     Placed                      Variable (11)     Hybrid ARM            Subordinate             B/NR
   II-B-5                  Certificates                   Variable (11)     Hybrid ARM            Subordinate            NR/NR
=================================================================================================================================
   Total:      $584,169,000  (12)


(1) The Certificates (as described herein) will be collateralized by first-lien adjustable rate residential mortgage loans which are expected to have an initial fixed rate period of three, five, seven and ten years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the Group I Subordinate Certificates will provide approximately [4.50-7.80]% subordination to the related Senior Certificates and the Group II
      Subordinate Certificates will provide approximately [4.50-7.60]% subordination to the related Senior Certificates as of the Cut-off Date.
(2)   The WALs on the Class 1-A-1, Class 1-A-2,Class 2-A-1, Class 2-A-2, Class
      3-A-1 and Class 3-A-2 Certificates are shown to the related WAvg Roll
      Date (as defined herein) for the related Loan Group (as defined herein) and to maturity at a pricing speed of 25% CPR. The WALs on the Class
      4-A-1 and Class 4-A-2 Certificates are shown to the Call Date and to maturity at a pricing speed of [25]% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination as described herein.
(4)   The Certificate Interest Rate for the Class 1-A-1 and Class 1-A-2
      Certificates for the interest accrual period for any Distribution Date will equal the Net WAC of the Group 1 Mortgage Loans.
(5)   The Certificate Interest Rate for the Class 2-A-1 and Class 2-A-2
      Certificates for the interest accrual period for any Distribution Date
      (i) on or prior to the related WAvg Roll Date will equal the Net WAC of the Group 2 Mortgage Loans less the Certificate Interest Rate for the
      Class 2-A-IO Certificates and (ii) after that WAvg Roll Date will equal the Net WAC of the Group 2 Mortgage Loans.
(6) The notional balance of the Class 2-A-IO Certificates on any date, including the related WAvg Roll Date, will be equal to the aggregate current unpaid principal balance of the Class 2-A-1 and Class 2-A-2
      Certificates, and after such WAvg Roll Date, the notional balance of the Class 2-A-IO Certificates will equal zero
(7) The Certificate Interest Rate for the Class 2-A-IO Certificates for the interest accrual period for any Distribution Date (x) on or prior to the related WAvg Roll Date will be approximately [0.5000]% per annum, and
      (y) thereafter will be 0% per annum
(8)   The Certificate Interest Rate for the Class 3-A-1 and Class 3-A-2
      Certificates for the interest accrual period for any Distribution Date will equal the Net WAC of the Group 3 Mortgage Loans.
(9)   The Certificate Interest Rate for the Class 4-A-1 and Class 4-A-2
      Certificates for the interest accrual period for any Distribution Date will equal the Net WAC of the Group 4 Mortgage Loans.
(10)  The Certificate Interest Rate for the Group I Subordinate Certificates
      (as defined herein) will be equal to the Net WAC of the Mortgage Loans in each Loan Group in Aggregate Loan Group I (weighted on the basis of the related subordinated portions).


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER
NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR
COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY,
AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
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
    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
--------------------------------------                        CHL Mortgage Pass-Through Trust 2005-HYB8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------

(11)  The Certificate Interest Rate for the Group II Subordinate Certificates
      (as defined herein) will be equal to the Net WAC of the Mortgage Loans in each Loan Group in Aggregate Loan Group II (weighted on the basis of the related subordinated portions).
(12)  Does not include the Class I-B-3, Class I-B-4, Class I-B-5, Class
      II-B-3, Class II-B-4 and Class II-B-5 Certificate balances or the Class
      2-A-IO notional balance.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER
NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR
COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY,
AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
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
    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
--------------------------------------                        CHL Mortgage Pass-Through Trust 2005-HYB8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


Depositor:                 CWMBS, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicer:          As of the Closing Date, it is expected that Countrywide Home Loans Servicing
                           LP will service all or substantially all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Moody's and Standard & Poor's are expected to provide ratings on the Class
                           1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-IO, Class 3-A-1,
                           Class 3-A-2, Class 4-A-1, Class 4-A-2, Class I-M, Class I-B-1, Class I-B-2,
                           Class II-M, Class II-B-1 and Class II-B-2 Certificates. Standard and Poor's
                           is expected to provide ratings on the Class I-B-3, Class I-B-4, Class II-B-3 and Class II-B-4 Certificates. The Class I-B-5 and Class II-B-5 Certificates
                           will not be rated.

Cut-off Date:              October 1, 2005.

Closing Date:              On or about October 28, 2005.

Pricing Date:              On or about October 26, 2005.

Settlement Date:           On or about October 28, 2005.

Master Servicer
Remittance Date:           The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in November 2005.

Distribution Date:         The business day immediately following the Master Servicer Remittance Date, commencing in November 2005.

Certificates:              The "Senior Certificates" will consist of (i) the Class 1-A-1, Class 1-A-2,
                           Class 2-A-1, Class 2-A-2, Class 2-A-IO, Class 3-A-1 and Class 3-A-2
                           Certificates (the "Group I Senior Certificates") and (ii) the Class 4-A-1
                           and Class 4-A-2 Certificates (the "Group II Senior Certificates").

                           The "Subordinate Certificates" will consist of (i) the Class I-M, Class
                           I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates
                           (the "Group I Subordinate Certificates") and (ii) the Class II-M, Class
                           II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5
                           Certificates (the "Group II Subordinate Certificates"). The Senior
                           Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Clas I-M,
                           Class I-B-1, Class I-B-2, Class II-M, Class II-B-1 and Class II-B-2
                           Certificates (collectively, the "Offered Certificates") are being offered publicly.

                           The numeric prefix for each class of Senior Certificates designates the group of Senior Certificates to which that class belongs and corresponds to the Loan Group with the same number. For example, the certificates with a
                           "1" prefix are sometimes referred to as the "Group 1 Senior Certificates", the certificates with a "2" prefix are sometimes referred to as the "Group 2
                           Senior Certificates" and so forth. Generally, each group of Senior
                           Certificates will receive principal and interest from the related Loan Group

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER
NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR
COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY,
AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
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
    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------                         CHL Mortgage Pass-Through Trust 2005-HYB8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                           The certificates with a "I" prefix, together with the Group 1 Senior, Group
                           2 Senior and Group 3 Senior Certificates, are sometimes referred to as the
                           "Group I Certificates" and these certificates correspond to the Group 1,
                           Group 2 and Group 3 Mortgage Loans. The certificates with a "II" prefix, together with the Group 4 Senior Certificates, are sometimes referred to in this prospectus supplement as the "Group II Certificates" and these certificates correspond to the Group 4 Mortgage Loans. The certificates generally receive distributions based on principal and interest collected from the mortgage loans in the corresponding loan group or loan groups. The
                           Group 1, Group 2 and Group 3 Mortgage Loans together are sometimes referred to as "Aggregate Loan Group I." The Group 4 Mortgage Loans together are sometimes referred to in this prospectus supplement as "Aggregate Loan Group
                           II

Registration:              The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be eligible for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code,
                           subject to certain conditions Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class M Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow the Master Servicer to purchase all remaining assets of the trust fund relating to Aggregate Loan Group I, which may be exercised once the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group I is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group I as of the
                           Cut-off Date. This purchase would result in a termination of the Group I
                           Certificates.

                           The terms of the transaction also allow the Master Servicer to purchase all remaining assets of the trust fund relating to Aggregate Loan Group II, which may be exercised once the aggregate principal balance of the Mortgage
                           Loans in Aggregate Loan Group II is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group II as of the Cut-off Date. This purchase would result in a termination of the
                           Group II Certificates.

Mortgage Loans:            As of the Cut-off Date, the aggregate principal balance of the Mortgage
                           Loans in Aggregate Loan Group I is expected to be approximately
                           $231,171,571. All the Mortgage Loans in Aggregate Loan Group I will be hybrid, adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                           The Stipulation Sheets included in these Computational Materials as Appendix
                           A, contain information that is intended to be generally representative of the final pool of Mortgage Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance of approximately +/-10%
                           with respect to each of the characteristics of the Mortgage Loans. The statistical distribution of the characteristics of the pool of Mortgage
                           Loans delivered to the trust on the Closing Date will be different than the characteristics provided on the Stipulation Sheets, and you should refer to the prospectus supplement which will contain information regarding the characteristics of the Mortgage Loans as of the Cut-off Date.

                           As of the Cut-off Date, the aggregate principal balance of the Mortgage
                           Loans in Aggregate Loan Group II is expected to be approximately
                           $365,000,000. All the Mortgage Loans in Aggregate

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER
NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR
COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY,
AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
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
    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------                         CHL Mortgage Pass-Through Trust 2005-HYB8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                           Loan Group II will be hybrid, adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.


Aggregate Loan Groups:     The mortgage pool will consist of two aggregate loan groups, Aggregate Loan
                           Group I and Aggregate Loan Group II. Aggregate Loan Group I will consist of the Group 1, Group 2 and Group 3 Mortgage Loans. Aggregate Loan Group II
                           will consist of the Group 4 Mortgage Loans. Each of the Group 1, Group 2,
                           Group 3 and Group 4 Mortgage Loans are sometimes referred to as a "Loan
                           Group". Aggregate Loan Group I relates only to the Group I Certificates and
                           Aggregate Loan Group II relates only to the Group II Certificates.

                           The Group 1 Mortgage Loans relate to the Class 1-A-1, Class 1-A-2 and Group
                           I Subordinated Certificates; the Group 2 Mortgage Loans relate to the Class
                           2-A-1, Class 2-A-2, Class 2-A-IO and Group I Subordinated Certificates; the
                           Group 3 Mortgage Loans relate to the Class 3-A-1, Class 3-A-2 and Group I
                           Subordinated Certificates; and the Group 4 Mortgage Loans relate to the
                           Class 4-A-1, Class 4-A-2 and Group II Subordinated Certificates.

Group 1
Mortgage Loans:            The aggregate principal balance of the Group 1 Mortgage Loans as of the
                           Cut-off Date is expected to be approximately $53,639,259. The Group 1
                           Mortgage Loans will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index .

Group 2
Mortgage Loans:            The aggregate principal balance of the Group 2 Mortgage Loans as of the
                           Cut-off Date is expected to be approximately $119,114,244. The Group 2
                           Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index.

Group 3
Mortgage Loans:            The aggregate principal balance of the Group 3 Mortgage Loans as of the
                           Cut-off Date is expected to be approximately $58,418,069. The Group 3
                           Mortgage Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index.

Group 4
Mortgage Loans:            The aggregate principal balance of the Group 4 Mortgage Loans as of the
                           Cut-off Date is expected to be approximately $365,000,000. The Group 4
                           Mortgage Loans will have interest rates that have an initial fixed rate period of ten years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year LIBOR index or the one-year CMT index.

WAvg Roll Date:            The "WAvg Roll Date" for the Group 1, Group 2, Group 3 and Group 4 Mortgage
                           Loans is expected to be the Distribution Date in March 2008, March 2010,
                           April 2012 and November 2015, respectively.

Pricing Prepayment
Speed:                     The Group I Certificates will be priced to a prepayment speed of 25% CPR; and the
                           Group II Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of servicing fees, lender paid mortgage insurance premiums and the trustee fees, each as applicable. As of the
                           Cut-off Date, the weighted average Expense Fee Rate is expected to be equal to approximately [0.259]%, [0.259]%, [0.259]% and [0.5101]% for the Group 1,
                           Group 2, Group 3 and Group 4 Mortgage Loans, respectively and (b)
                           thereafter, [0.259]%, [0.384]%, [0.384]% and [0.384]% for the Group 1, Group
                           2, Group 3 and Group 4 Mortgage Loans, respectively.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER
NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR
COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY,
AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY
OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION.
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
    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------                         CHL Mortgage Pass-Through Trust 2005-HYB8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------

Net WAC:                   The "Net WAC," with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Accrued Interest:          The price to be paid for the Offered Certificates by investors who elect to settle bonds on the Settlement Date will include accrued interest from the
                           Cut-off Date up to, but not including, the Settlement Date. Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to all the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Group I Senior
Certificates Credit
Enhancement:               Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume [7.80]% subordination below the Group I Senior
                           Certificates as of the Cut-off Date.

                           Credit enhancement for the Group I Senior Certificates will consist of the subordination of the Class I-M, Class I-B-1, Class I-B-2, Class I-B-3, Class
                           I-B-4 and Class I-B-5 Certificates.

                           Credit enhancement for the Class I-M Certificates will consist of the subordination of the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and
                           Class I-B-5 Certificates.

                           Credit enhancement for the Class I-B-1 Certificates will consist of the subordination of the Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5
                           Certificates.

                           Credit enhancement for the Class I-B-2 Certificates will consist of the subordination of the Class I-B-3, Class I-B-4 and Class I-B-5 Certificates.

                           Credit enhancement for the Class I-B-3 Certificates will consist of the subordination of the Class I-B-4 and Class I-B-5 Certificates.

                           Credit enhancement for the Class I-B-4 Certificates will consist of the subordination of the Class I-B-5 Certificates.

Group II Senior
Certificates Credit
Enhancement:               Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume [7.60]% subordination below the Group II Senior
                           Certificates as of the Cut-off Date.

                           Credit enhancement for the Group II Senior Certificates will consist of the subordination of the Class II-M, Class II-B-1, Class II-B-2, Class II-B-3,
                           Class II-B-4 and Class II-B-5 Certificates.

                           Credit enhancement for the Class II-M Certificates will consist of the subordination of the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4
                           and Class II-B-5 Certificates.

                           Credit enhancement for the Class II-B-1 Certificates will consist of the subordination of the Class II-B-2, Class II-B-3, Class II-B-4 and Class
                           II-B-5 Certificates.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------                         CHL Mortgage Pass-Through Trust 2005-HYB8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                           Credit enhancement for the Class II-B-2 Certificates will consist of the subordination of the Class II-B-3, Class II-B-4 and Class II-B-5
                           Certificates.

                           Credit enhancement for the Class II-B-3 Certificates will consist of the subordination of the Class II-B-4 and Class II-B-5 Certificates.

                           Credit enhancement for the Class II-B-4 Certificates will consist of the subordination of the Class II-B-5 Certificates.

Shifting Interest:         Until the first Distribution Date occurring after October 2015, the
                           Subordinate Certificates in a Certificate Group will be locked out from receipt of any unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement provided by those
                           Subordinate Certificates has doubled prior to such date as described below).
                           After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate Certificates in a Certificate Group will receive increasing portions of unscheduled principal prepayments from the related Aggregate Loan Group. The prepayment percentages on the Subordinate
                           Certificates in each Certificate Group are as follows:

                                November 2005 - October 2015         0% Pro Rata Share
                                November 2015 - October 2016         30% Pro Rata Share
                                November 2016 - October 2017         40% Pro Rata Share
                                November 2017 - October 2018         60% Pro Rata Share
                                November 2018 - October 2019         80% Pro Rata Share
                                November 2019 and after              100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates in a Certificate Group by the related Subordinate
                           Certificates doubles (from the initial credit enhancement percentage), the related unscheduled principal payments will be paid pro-rata between the related Senior and related Subordinate Certificates (subject to the collateral performance triggers described in the prospectus supplement).
                           However, if the credit enhancement percentage provided by a group of
                           Subordinate Certificates to the related group of Senior Certificates has doubled (i) on or prior to the October 2008 Distribution Date (subject to the collateral performance triggers described in the prospectus supplement), such Subordinate Certificates will be entitled to only 50% of their pro-rata share of the related unscheduled principal prepayments or (ii) after the
                           October 2008 Distribution Date, such Subordinate Certificates will be entitled to 100% of their pro rata share of the related unscheduled principal prepayments.

                           Any principal not allocated to the Group I Subordinate Certificates will be allocated to the Group I Senior Certificates. Notwithstanding the above, in the event the current senior percentage (i.e., the then current aggregate principal balance of the Group I Senior Certificates divided by the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group I)
                           exceeds the initial senior percentage (i.e., the aggregate principal balance of the Group I Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group I as of the Cut-off Date), the Group I Senior Certificates will receive all unscheduled principal prepayments from the related Loan Group(s) in
                           Aggregate Loan Group I.

                           Any principal not allocated to the Group II Subordinate Certificates will be allocated to the Group II Senior Certificates. Notwithstanding the above, in the event the current senior percentage (i.e., the then current aggregate principal balance of the Group II Senior Certificates divided by the aggregate principal balance of the mortgage loans in Aggregate Loan Group
                           II) exceeds the initial senior percentage (i.e., the aggregate principal balance of

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------                         CHL Mortgage Pass-Through Trust 2005-HYB8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                           the Group II Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group II as of the Cut-off Date), the Group II Senior Certificates will receive all unscheduled principal prepayments from the related Loan Group(s) in
                           Aggregate Loan Group II.

Allocation of
Losses:                    Any realized losses on the Mortgage Loans in a Loan Group will be allocated as follows: first, to the related group of Subordinate Certificates in reverse order of their numerical Class designations, in each case, until its respective class principal balance has been reduced to zero; thereafter, to the related Senior Certificates (other than the Interest Only Certificates), pro rata; provided, however that (i) any realized losses on the Group 1
                           Mortgage Loans that would have been allocable to the Class 1-A-1
                           Certificates will be allocated to the Class 1-A-2 Certificates until its class principal balance has been reduced to zero, (ii) any realized losses on the Group 2 Mortgage Loans that would have been allocable to the Class
                           2-A-1 Certificates will be allocated to the Class 2-A-2 Certificates until its class principal balance has been reduced to zero, (iii) any realized losses on the Group 3 Mortgage Loans that would have been allocable to the
                           Class 3-A-1 Certificates will be allocated to the Class 3-A-2 Certificates until its class principal balance has been reduced to zero and (iv) any realized losses on the Group 4 Mortgage Loans that would have been allocable to the Class 4-A-1 Certificates will be allocated to the Class 4-A-2
                           Certificates until its class principal balance has been reduced to zero.

Priority
Of Distributions
Group I:                   Available funds from the Mortgage Loans in Aggregate Loan Group I will be distributed in the following order of priority:
                              1)  Concurrently, to the Group I Senior Certificates, from the related
                                  Loan Group in Aggregate Loan Group I, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage
                                  Loans;
                              2)  Concurrently, to the Group I Senior Certificates, principal, pro rata, each from the related Loan Group in Aggregate Loan Group I*;
                              3)  To the Class I-M Certificates, accrued and unpaid interest at the related Certificate Interest Rate from the Mortgage Loans in
                                  Aggregate Loan Group I;
                              4)  To the Class I-M Certificates, principal from the Mortgage Loans in
                                  Aggregate Loan Group I;
                              5)  To the Class I-B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate from the Mortgage Loans in Aggregate Loan Group I;
                              6)  To the Class I-B-1 Certificates, principal from the Mortgage Loans in
                                  Aggregate Loan Group I;
                              7)  To the Class I-B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate from the Mortgage Loans in
                                  Aggregate Loan Group I;
                              8)  To the Class I-B-2 Certificates, principal from the Mortgage Loans in
                                  Aggregate Loan Group I;
                              9)  To the Class I-B-3, Class I-B-4 and Class I-B-5 Certificates, in
                                  sequential order, accrued and unpaid interest at the related
                                  Certificate Interest Rate and their respective share of principal from the Mortgage Loans in Aggregate Loan Group I; and
                              10) To the Residual Certificate, any remaining amount.
                             *   Under certain delinquency and loss scenarios (as described in the prospectus supplement), principal from an unrelated Loan Group in an
                                 Aggregate Loan Group is used to pay the Senior Certificates related to another Loan Group in that Aggregate Loan Group.

Priority
Of Distributions

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------                         CHL Mortgage Pass-Through Trust 2005-HYB8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------

Group II:                  Available funds from the Mortgage Loans in Aggregate Loan Group II will be distributed in the following order of priority:
                              1)  Concurrently, to the Group II Senior Certificates, from the related
                                  Loan Group in Aggregate Loan Group II, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage
                                  Loans;
                              2)  Concurrently, to the Group II Senior Certificates, principal, pro rata, from Aggregate Loan Group II;
                              3)  To the Class II-M Certificates, accrued and unpaid interest at the related Certificate Interest Rate from the Mortgage Loans in
                                  Aggregate Loan Group II;
                              4)  To the Class II-M Certificates, principal from the Mortgage Loans in
                                  Aggregate Loan Group II;
                              5)  To the II-B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate from the Mortgage Loans in
                                  Aggregate Loan Group II;
                              6)  To the Class II-B-1 Certificates, principal from the Mortgage Loans in Aggregate Loan Group II;
                              7)  To the II-B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate from the Mortgage Loans in
                                  Aggregate Loan Group II;
                              8)  To the Class II-B-2 Certificates, principal from the Mortgage Loans in Aggregate Loan Group II;
                              9)  To the Class II-B-3, Class II-B-4 and Class II-B-5 Certificates, in
                                  sequential order, accrued and unpaid interest at the related
                                  Certificate Interest Rate and their respective share of principal from the Mortgage Loans in Aggregate Loan Group II; and
                              10) To the Residual Certificate, any remaining amount.


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------                         CHL Mortgage Pass-Through Trust 2005-HYB8
      SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
                                               CONTACTS
-------------------------------------------------------------------------------------------------------

Countrywide Securities Corporation

Trading
-------
Gary Johnson                                                       Tel: (818) 225-3188
                                                                   gary_johnson@countrywide.com
Peter Harrison                                                     Tel: (818) 225-4544
                                                                   peter_harrison@countrywide.com
Jeff Traister                                                      Tel: (818) 225-4712
                                                                   jeffrey_traister@countrywide.com
Arielle Jacobs                                                     Tel: (818) 225-6396
                                                                   arielle_jacobs@countrywide.com

Banking Group
-------------

Ted Bouloukos                                                      Tel:  (818) 225-4645
                                                                   ted_bouloukos@countrywide.com
Josh Smith                                                         Tel:  (818) 225-3292
                                                                   joshua_n_smith@countrywide.com
Ted Owens                                                          Tel:  (818) 225-3741
                                                                   ted_owens@countrywide.com

-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                   $58,550,844 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool (As of                                             Range
Calculation Date)                                                                                   -----


Total Number of Loans                                                           200
Total Outstanding Balance                                               $58,550,844
Average Loan Balance                                                       $292,754          $49,367 to $1,000,000
WA Mortgage Rate                                                             5.432%           3.750% to 7.875%
WA Mortgage Rate Net LPMI                                                    5.427%           3.750% to 7.875%
Net WAC                                                                      5.160%           3.491% to 7.616%
ARM Characteristics
      WA Gross Margin                                                        2.519%           2.250% to 5.000%
      WA Months to First Roll                                                  29                 26 to 35
      WA First Periodic Cap                                                  2.925%           2.000% to 5.000%
      WA Subsequent Periodic Cap                                             1.084%           1.000% to 2.000%
      WA Lifetime Cap                                                       10.516%           9.125% to 13.500%
      WA Lifetime Floor                                                      2.519%           2.250% to 5.000%
WA Original Term (months)                                                       360              360 to 360
WA Remaining Term (months)                                                      353              350 to 359
WA Age (months)                                                                   7                1 to 10
WA LTV                                                                       72.58%           15.51% to 100.00%
WA FICO                                                                         717
Secured by  (% of pool)      1st Liens                                      100.00%
                             2nd Liens                                        0.00%
Prepayment Penalty at Loan Orig (% of all loans)                             40.25%
Prepay Moves Exempted        Soft                                            39.50%
                             Hard                                             0.75%
                             No Prepay                                       59.75%
                             Unknown                                          0.00%
Percent of IO                                                                49.21%


  Top 5 States        Top 5 Prop            Doc Types           Purpose Codes          Occ Codes           Orig PP Term
-----------------------------------------------------------------------------------------------------------------------------
  ------------        ----------            ---------           -------------          ---------           ------------
NJ         24.22%  SFR         51.03%   FULL/AL     39.83%    PUR         52.69%    OO         76.61%     0         59.75%
FL         22.58%  PUD         26.15%   REDUCE      38.31%    RCO         34.88%    INV        12.33%     12         2.33%
CA         14.76%  2-4U        12.38%   NINA        10.47%    RNC         12.43%    2H         11.07%     24        14.09%
VA          8.48%  CND         10.44%   SISA         7.76%                                                36        22.33%
NC          5.43%                       PREFER       2.57%                                                60         1.50%
                                        NO RATI      1.06%
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                                $58,550,844 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                             Description
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
3/1 CMT1Y                         $4,911,585       22     8.39     $223,254   5.560     357     717   76.6
3/27 LIB6M                       $24,826,142       94    42.40     $264,108   5.679     353     711   73.8
3/27 LIB6M - IO                  $28,813,117       84    49.21     $343,013   5.197     353     722   70.8
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                   $98,898        2     0.17      $49,449   6.187     358     709   52.7
$50,000.01 - $100,000.00            $712,964        8     1.22      $89,120   6.092     353     702   74.7
$100,000.01 - $150,000.00         $4,208,727       33     7.19     $127,537   5.513     354     714   71.0
$150,000.01 - $200,000.00         $5,058,261       29     8.64     $174,423   5.523     354     702   74.6
$200,000.01 - $250,000.00         $4,983,444       23     8.51     $216,671   5.805     354     720   77.4
$250,000.01 - $300,000.00         $8,950,093       33    15.29     $271,215   5.566     354     702   76.8
$300,000.01 - $350,000.00         $6,534,808       20    11.16     $326,740   5.745     354     731   77.4
$350,000.01 - $400,000.00         $5,545,168       15     9.47     $369,678   5.214     353     741   69.0
$400,000.01 - $450,000.00         $2,946,584        7     5.03     $420,941   5.083     354     732   76.5
$450,000.01 - $500,000.00         $2,826,561        6     4.83     $471,094   4.953     354     702   73.1
$500,000.01 - $550,000.00         $2,066,260        4     3.53     $516,565   5.368     354     693   64.8
$550,000.01 - $600,000.00           $553,249        1     0.94     $553,249   6.375     355     741   90.0
$600,000.01 - $650,000.00         $5,074,885        8     8.67     $634,361   4.884     353     703   62.6
$700,000.01 - $750,000.00         $3,673,278        5     6.27     $734,656   5.204     353     722   72.6
$750,000.01 - $1,000,000.00       $5,317,663        6     9.08     $886,277   5.502     353     731   66.4
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                   $98,898        2     0.17      $49,449   6.187     358     709   52.7
$50,000.01 - $100,000.00            $712,964        8     1.22      $89,120   6.092     353     702   74.7
$100,000.01 - $150,000.00         $4,208,727       33     7.19     $127,537   5.513     354     714   71.0
$150,000.01 - $200,000.00         $5,058,261       29     8.64     $174,423   5.523     354     702   74.6
$200,000.01 - $250,000.00         $4,983,444       23     8.51     $216,671   5.805     354     720   77.4
$250,000.01 - $300,000.00         $8,350,899       31    14.26     $269,384   5.607     353     698   76.9
$300,000.01 - $350,000.00         $6,437,128       20    10.99     $321,856   5.648     354     733   76.9
$350,000.01 - $400,000.00         $6,242,042       17    10.66     $367,179   5.302     353     740   70.2
$400,000.01 - $450,000.00         $2,946,584        7     5.03     $420,941   5.083     354     732   76.5
$450,000.01 - $500,000.00         $2,826,561        6     4.83     $471,094   4.953     354     702   73.1
$500,000.01 - $550,000.00         $2,066,260        4     3.53     $516,565   5.368     354     693   64.8


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------

                                                $58,550,844 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
$550,000.01 - $600,000.00         $553,249          1     0.94     $553,249   6.375     355     741   90.0
$600,000.01 - $650,000.00         $5,074,885        8     8.67     $634,361   4.884     353     703   62.6
$700,000.01 - $750,000.00         $3,673,278        5     6.27     $734,656   5.204     353     722   72.6
$750,000.01 - $1,000,000.00       $5,317,663        6     9.08     $886,277   5.502     353     731   66.4
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               State
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
Arizona                           $2,103,056        5     3.59     $420,611   4.972     354     731   70.4
California                        $8,639,304       21    14.76     $411,395   5.141     353     731   65.5
Colorado                          $2,158,061        7     3.69     $308,294   5.401     353     698   80.4
Connecticut                         $466,828        2     0.80     $233,414   5.774     358     692   84.5
Florida                          $13,223,076       58    22.58     $227,984   5.349     353     727   76.7
Georgia                             $308,000        1     0.53     $308,000   4.375     353     717   80.0
Idaho                                $49,367        1     0.08      $49,367   6.750     359     743   90.0
Indiana                             $251,434        1     0.43     $251,434   5.375     358     714   80.0
Maryland                             $99,750        1     0.17      $99,750   6.125     354     726   80.0
Maine                               $509,615        2     0.87     $254,807   5.340     354     697   58.4
Minnesota                           $452,900        1     0.77     $452,900   5.000     358     670   62.8
Montana                             $161,683        1     0.28     $161,683   6.250     358     766   90.0
North Carolina                    $3,177,711        8     5.43     $397,214   5.060     352     717   65.3
New Hampshire                       $377,706        2     0.65     $188,853   5.548     352     660   75.7
New Jersey                       $14,178,851       50    24.22     $283,577   5.862     353     708   74.6
Nevada                            $2,184,812        5     3.73     $436,962   5.646     354     721   62.7
New York                          $2,253,591        6     3.85     $375,599   5.794     353     716   69.4
Oklahoma                             $82,728        1     0.14      $82,728   5.625     357     755   50.2
Oregon                              $417,277        2     0.71     $208,639   4.722     354     672   71.8
Pennsylvania                        $345,134        3     0.59     $115,045   5.580     354     730   69.4
Rhode Island                        $503,541        2     0.86     $251,771   7.079     358     773   76.9
South Carolina                      $847,954        4     1.45     $211,989   5.158     354     688   69.6
Texas                               $641,078        1     1.09     $641,078   3.750     351           69.5
Virginia                          $4,965,889       14     8.48     $354,706   5.302     353     702   76.1
Washington                          $151,496        1     0.26     $151,496   4.875     358     765   80.0
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                                $58,550,844 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                      $2,638,770       12     4.51     $219,897   4.710     353     753   36.9
50.01 - 55.00                     $2,406,449        8     4.11     $300,806   5.135     354     705   52.6
55.01 - 60.00                     $5,136,704       12     8.77     $428,059   4.872     353     732   58.2
60.01 - 65.00                     $3,499,807        8     5.98     $437,476   4.934     354     710   62.1
65.01 - 70.00                     $9,550,415       24    16.31     $397,934   5.193     353     717   68.6
70.01 - 75.00                     $3,723,860       17     6.36     $219,051   5.713     354     689   74.3
75.01 - 80.00                    $26,410,389      100    45.11     $264,104   5.656     353     715   79.8
80.01 - 85.00                       $323,485        1     0.55     $323,485   6.250     352     727   85.0
85.01 - 90.00                     $3,557,454       13     6.08     $273,650   5.991     355     717   89.9
90.01 - 95.00                     $1,125,572        4     1.92     $281,393   5.556     353     740   94.1
95.01 - 100.00                      $177,940        1     0.30     $177,940   6.375     352     707   100.0
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                       $641,078        1     1.09     $641,078   3.750     351           69.5
4.001 - 4.500                     $8,099,837       22    13.83     $368,174   4.385     353     737   65.1
4.501 - 5.000                    $13,900,716       41    23.74     $339,042   4.822     353     713   66.9
5.001 - 5.500                     $9,810,775       37    16.76     $265,156   5.370     353     715   71.6
5.501 - 6.000                    $13,051,217       49    22.29     $266,351   5.828     354     708   75.4
6.001 - 6.500                     $9,154,906       36    15.64     $254,303   6.272     354     717   82.5
6.501 - 7.000                     $3,023,981       10     5.16     $302,398   6.748     353     729   80.5
7.001 - 7.500                       $635,480        3     1.09     $211,827   7.381     358     759   77.1
7.501 - 8.000                       $232,853        1     0.40     $232,853   7.875     353     600   61.0
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Tupe
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                              $29,879,523       98    51.03     $304,893   5.229     353     716   71.6
PUD                              $15,308,725       48    26.15     $318,932   5.354     353     721   71.8
2-4U                              $7,249,401       24    12.38     $302,058   6.146     354     702   77.2
CND                               $6,113,195       30    10.44     $203,773   5.774     354     730   74.1
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                                $58,550,844 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                              $30,848,835      120    52.69     $257,074   5.611     353     718   77.5
RCO                              $20,423,931       59    34.88     $346,168   5.317     353     720   66.8
RNC                               $7,278,078       21    12.43     $346,575   4.997     354     703   67.9
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                               $44,853,192      144    76.61     $311,480   5.378     354     714   73.7
INV                               $7,216,721       38    12.33     $189,914   5.699     353     722   72.0
2H                                $6,480,931       18    11.07     $360,052   5.508     353     732   65.2
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
359                               $1,066,006        6     1.82     $177,668   6.354     359     725   78.1
358                               $1,553,560        7     2.65     $221,937   5.711     358     727   73.6
357                                 $508,662        3     0.87     $169,554   5.322     357     684   67.4
356                               $1,589,223        6     2.71     $264,871   5.859     356     727   85.4
355                               $5,635,167       17     9.62     $331,480   5.590     355     727   72.2
354                              $17,287,488       58    29.53     $298,060   5.346     354     717   71.3
353                              $14,951,053       51    25.54     $293,158   5.433     353     712   71.9
352                              $10,064,487       35    17.19     $287,557   5.302     352     714   73.5
351                               $5,475,467       15     9.35     $365,031   5.336     351     719   72.2
350                                 $419,732        2     0.72     $209,866   6.369     350     763   79.9
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL/ALT                         $23,322,649       76    39.83     $306,877   4.948     354     723   71.2
REDUCED                          $22,429,093       73    38.31     $307,248   5.646     353     711   72.9
NINA                              $6,130,043       26    10.47     $235,771   5.746     353     712   68.8
SISA                              $4,543,548       14     7.76     $324,539   6.130     353     717   78.1
PREFERRED                         $1,505,198        8     2.57     $188,150   6.021     358     735   81.5
NO RATIO                            $620,313        3     1.06     $206,771   6.257     353     693   86.7


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------



                                                $58,550,844 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                            Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of FICO
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
581 - 600                           $332,168        2     0.57     $166,084   7.763     353     600   64.1
621 - 640                         $2,027,574       10     3.46     $202,757   5.704     354     633   74.4
641 - 660                         $2,856,560       11     4.88     $259,687   5.609     353     648   72.9
661 - 680                         $7,057,574       23    12.05     $306,851   5.417     354     669   72.6
681 - 700                         $6,363,698       24    10.87     $265,154   5.198     353     689   76.3
701 - 720                        $10,407,959       36    17.78     $289,110   5.552     354     709   74.8
721 - 740                        $11,033,154       30    18.84     $367,772   5.546     353     730   71.3
741 - 760                         $7,404,409       26    12.65     $284,785   5.181     354     748   72.7
761 - 780                         $6,584,777       22    11.25     $299,308   5.472     353     770   71.3
781 - 800                         $2,749,542       11     4.70     $249,958   5.327     354     789   61.1
801 - 820                           $961,484        3     1.64     $320,495   5.781     355     802   79.8
Unknown                             $771,944        2     1.32     $385,972   3.898     351           69.6
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                $34,982,485      110    59.75     $318,023   5.544     353     718   70.8
12                                $1,365,450        7     2.33     $195,064   5.928     358     711   79.6
24                                $8,247,940       28    14.09     $294,569   5.137     354     704   74.3
36                               $13,075,062       50    22.33     $261,501   5.213     354     723   75.5
60                                  $879,907        5     1.50     $175,981   6.238     358     732   71.4
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        80% LTV/PMI Analysis            (Excludes   181  80% or less LTV Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI                $5,184,450       19   100.00     $272,866   5.926     354     722   90.9
------------------------------------------------------------------------------------------------------------------------------------
                                  $5,184,450       19   100.00     $272,866   5.926     354     722   90.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                                $58,550,844 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
26                                  $419,732        2     0.72     $209,866   6.369     350     763   79.9
27                                $5,475,467       15     9.35     $365,031   5.336     351     719   72.2
28                               $10,064,487       35    17.19     $287,557   5.302     352     714   73.5
29                               $14,951,053       51    25.54     $293,158   5.433     353     712   71.9
30                               $17,287,488       58    29.53     $298,060   5.346     354     717   71.3
31                                $5,635,167       17     9.62     $331,480   5.590     355     727   72.2
32                                $1,589,223        6     2.71     $264,871   5.859     356     727   85.4
33                                  $508,662        3     0.87     $169,554   5.322     357     684   67.4
34                                $1,553,560        7     2.65     $221,937   5.711     358     727   73.6
35                                $1,066,006        6     1.82     $177,668   6.354     359     725   78.1
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Margin
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $53,360,845      183    91.14     $291,589   5.338     353     716   72.4
3.001 - 4.000                     $4,857,831       15     8.30     $323,855   6.305     354     734   75.6
4.001 - 5.000                       $332,168        2     0.57     $166,084   7.763     353     600   64.1
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Maximum Rates
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                   $21,399,451       59    36.55     $362,703   4.618     353     724   65.9
10.001 - 11.000                  $22,744,998       83    38.85     $274,036   5.597     354     709   73.5
11.001 - 12.000                  $12,405,075       48    21.19     $258,439   6.299     353     719   81.3
12.001 - 13.000                   $1,465,155        8     2.50     $183,144   6.715     357     695   79.2
13.001 - 14.000                     $536,165        2     0.92     $268,083   7.359     358     789   78.1
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
12/07                               $419,732        2     0.72     $209,866   6.369     350     763   79.9
01/08                             $5,475,467       15     9.35     $365,031   5.336     351     719   72.2
02/08                            $10,064,487       35    17.19     $287,557   5.302     352     714   73.5
03/08                            $14,951,053       51    25.54     $293,158   5.433     353     712   71.9
04/08                            $17,287,488       58    29.53     $298,060   5.346     354     717   71.3
05/08                             $5,635,167       17     9.62     $331,480   5.590     355     727   72.2
06/08                             $1,589,223        6     2.71     $264,871   5.859     356     727   85.4


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------

                                                $58,550,844 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
07/08                               $508,662        3     0.87     $169,554   5.322     357     684   67.4
08/08                             $1,553,560        7     2.65     $221,937   5.711     358     727   73.6
09/08                             $1,066,006        6     1.82     $177,668   6.354     359     725   78.1
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Initial Fixed Period
------------------------------------------------------------------------------------------------------------------------------------
36                               $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $53,360,845      183    91.14     $291,589   5.338     353     716   72.4
3.001 - 4.000                     $4,857,831       15     8.30     $323,855   6.305     354     734   75.6
4.001 - 5.000                       $332,168        2     0.57     $166,084   7.763     353     600   64.1
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             Initial Cap
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
2.000                             $4,911,585       22     8.39     $223,254   5.560     357     717   76.6
3.000                            $53,384,059      176    91.18     $303,319   5.423     353     717   72.2
5.000                               $255,200        2     0.44     $127,600   4.929     354     728   78.7
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Subsequent Cap
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                            $53,639,259      178    91.61     $301,344   5.420     353     717   72.2
2.000                             $4,911,585       22     8.39     $223,254   5.560     357     717   76.6
------------------------------------------------------------------------------------------------------------------------------------
                                 $58,550,844      200   100.00     $292,754   5,432     353     717   72.6
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group1
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------










------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group2
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------

                                       $121,201,442 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool (As of                                                        Range
Calculation Date)                                                                                              -----

Total Number of Loans                                                           462
Total Outstanding Balance                                              $121,201,442
Average Loan Balance                                                       $262,341                      $39,213 to $1,389,655
WA Mortgage Rate                                                             6.074%                       4.375% to 7.875%
WA Mortgage Rate Net LPMI                                                    6.074%                       4.375% to 7.875%
Net WAC                                                                      5.814%                       4.116% to 7.616%
ARM Characteristics
WA Gross Margin                                                              2.838%                       2.250% to 4.500%
WA Months to First Roll                                                          53                           11 to 58
WA First Periodic Cap                                                        4.982%                       3.000% to 5.000%
WA Subsequent Periodic Cap                                                   1.010%                       1.000% to 2.000%
WA Lifetime Cap                                                             11.082%                       9.375% to 13.500%
WA Lifetime Floor                                                            2.838%                       2.250% to 4.500%
WA Original Term (months)                                                       360                          360 to 360
WA Remaining Term (months)                                                      353                          311 to 358
WA Age (months)                                                                   7                            2 to 49
WA LTV                                                                       74.86%                       31.73% to 97.00%
WA FICO                                                                         708
Secured by  (% of pool)      1st Liens                                      100.00%
                             2nd Liens                                        0.00%
Prepayment Penalty at Loan Orig (% of all loans)                             32.58%
Prepay Moves Exempted        Soft                                            31.39%
                             Hard                                             1.19%
                             No Prepay                                       67.42%
                             Unknown                                          0.00%
Percent of IO                                                                38.81%



   Top 5 States          Top 5 Prop              Doc Types          Purpose Codes         Occ Codes              Orig PP Term
-------------------------------------------------------------------------------------------------------------------------------
   ------------          ----------              ---------          -------------         ---------              ------------
NJ         29.18%     SFR        43.41%    REDUCE        41.56%    PUR       62.70%    OO          67.68%       0       67.42%
FL         23.86%     2-4U       22.58%    FULL/AL       29.13%    RCO       26.87%    INV         22.59%       12       0.11%
CA         10.40%     PUD        18.00%    SISA          13.46%    RNC       10.43%    2H           9.73%       24      17.53%
NY          8.87%     CND        14.91%    NINA          11.89%                                                 36      14.94%
NC          4.46%     CNDP        0.64%    NO RATI        3.62%
                                           PREFER         0.34%




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group2
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                                $121,201,442 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                             Description
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
5/1 CMT1Y                           $693,518        2     0.57     $346,759   7.646     312     616   80.3
5/25 LIB6M                       $72,910,749      301    60.16     $242,228   6.386     353     699   76.1
5/25 LIB6M - IO                  $47,041,844      158    38.81     $297,733   5.569     353     724   72.7
5/1 LIB12M                          $555,331        1     0.46     $555,331   5.875     353     713   80.0
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                  $267,909        6     0.22      $44,651   7.280     353     698   78.2
$50,000.01 - $100,000.00          $2,864,185       35     2.36      $81,834   6.602     353     701   78.6
$100,000.01 - $150,000.00        $10,036,780       80     8.28     $125,460   6.278     353     709   77.7
$150,000.01 - $200,000.00        $15,580,105       90    12.85     $173,112   6.202     353     707   77.0
$200,000.01 - $250,000.00        $13,151,818       59    10.85     $222,912   6.180     353     703   77.8
$250,000.01 - $300,000.00        $13,403,010       49    11.06     $273,531   6.367     353     705   80.0
$300,000.01 - $350,000.00        $11,340,767       35     9.36     $324,022   5.908     354     708   74.2
$350,000.01 - $400,000.00        $13,053,189       35    10.77     $372,948   6.167     354     712   76.0
$400,000.01 - $450,000.00         $7,252,737       17     5.98     $426,632   6.168     351     694   75.7
$450,000.01 - $500,000.00         $5,695,349       12     4.70     $474,612   5.840     353     701   74.2
$500,000.01 - $550,000.00         $8,008,973       15     6.61     $533,932   5.526     353     719   68.0
$550,000.01 - $600,000.00         $5,798,833       10     4.78     $579,883   5.910     353     718   78.5
$600,000.01 - $650,000.00         $4,461,883        7     3.68     $637,412   5.339     353     694   62.3
$650,000.01 - $700,000.00         $1,351,788        2     1.12     $675,894   6.872     354     741   78.6
$700,000.01 - $750,000.00         $2,204,124        3     1.82     $734,708   5.987     353     706   68.1
$750,000.01 - $1,000,000.00       $5,340,338        6     4.41     $890,056   5.727     354     730   57.7
$1,000,000.01 - $1,500,000.00     $1,389,655        1     1.15   $1,389,655   5.875     353     723   75.0
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                  $218,188        5     0.18      $43,638   7.258     353     695   78.9
$50,000.01 - $100,000.00          $2,814,536       35     2.32      $80,415   6.619     353     699   78.7
$100,000.01 - $150,000.00         $9,986,295       80     8.24     $124,829   6.273     353     711   77.6
$150,000.01 - $200,000.00        $15,530,613       90    12.81     $172,562   6.203     353     707   77.0
$200,000.01 - $250,000.00        $13,351,164       60    11.02     $222,519   6.185     353     703   77.8
$250,000.01 - $300,000.00        $13,403,010       49    11.06     $273,531   6.367     353     705   80.0
$300,000.01 - $350,000.00        $11,017,274       34     9.09     $324,037   5.916     354     707   74.7
$350,000.01 - $400,000.00        $13,376,681       36    11.04     $371,574   6.154     354     713   75.6


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group2
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                                $121,201,442 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
$400,000.01 - $450,000.00         $7,252,737       17     5.98     $426,632   6.168     351     694   75.7
$450,000.01 - $500,000.00         $5,695,349       12     4.70     $474,612   5.840     353     701   74.2
$500,000.01 - $550,000.00         $8,008,973       15     6.61     $533,932   5.526     353     719   68.0
$550,000.01 - $600,000.00         $5,798,833       10     4.78     $579,883   5.910     353     718   78.5
$600,000.01 - $650,000.00         $4,461,883        7     3.68     $637,412   5.339     353     694   62.3
$650,000.01 - $700,000.00         $1,351,788        2     1.12     $675,894   6.872     354     741   78.6
$700,000.01 - $750,000.00         $2,204,124        3     1.82     $734,708   5.987     353     706   68.1
$750,000.01 - $1,000,000.00       $5,340,338        6     4.41     $890,056   5.727     354     730   57.7
$1,000,000.01 - $1,500,000.00     $1,389,655        1     1.15   $1,389,655   5.875     353     723   75.0
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               State
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
Arizona                           $2,999,750       11     2.48     $272,705   5.219     353     710   66.5
California                       $12,599,468       30    10.40     $419,982   5.467     352     717   64.2
Colorado                          $3,173,407       15     2.62     $211,560   6.508     352     699   79.9
Connecticut                         $901,212        5     0.74     $180,242   6.431     353     688   80.0
Delaware                            $503,088        3     0.42     $167,696   6.488     354     738   80.0
Florida                          $28,919,665      124    23.86     $233,223   6.078     353     708   76.2
Georgia                           $4,576,080       22     3.78     $208,004   5.592     353     703   78.3
Illinois                          $1,048,608        3     0.87     $349,536   5.970     354     686   79.7
Massachusetts                     $1,351,754        5     1.12     $270,351   6.366     353     733   76.1
Maryland                            $380,000        2     0.31     $190,000   5.858     352     707   80.0
Michigan                            $918,243        5     0.76     $183,649   6.814     336     668   82.2
North Carolina                    $5,409,443       27     4.46     $200,350   5.432     353     718   76.5
New Jersey                       $35,366,287      130    29.18     $272,048   6.410     354     705   76.5
Nevada                            $3,585,700       14     2.96     $256,121   5.362     354     708   72.7
New York                         $10,745,249       32     8.87     $335,789   6.344     354     706   71.8
Ohio                                 $99,122        1     0.08      $99,122   6.500     355     789   80.0
Oregon                              $523,826        3     0.43     $174,609   5.931     353     702   80.0
Pennsylvania                        $656,396        6     0.54     $109,399   6.505     353     693   87.0
Rhode Island                        $128,839        1     0.11     $128,839   6.125     355     708   44.1
South Carolina                    $1,578,968        5     1.30     $315,794   5.962     355     729   75.8
Texas                             $1,387,138        4     1.14     $346,784   6.804     354     721   80.0
Virginia                          $3,855,798       12     3.18     $321,316   5.914     353     721   80.4
Washington                          $240,888        1     0.20     $240,888   6.375     351     669   80.0
Wisconsin                           $252,512        1     0.21     $252,512   6.875     352     695   80.0
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group2
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------



                                                $121,201,442 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                      $5,457,923       13     4.50     $419,840   5.108     353     732   45.2
50.01 - 55.00                     $3,372,547       10     2.78     $337,255   5.463     354     732   53.2
55.01 - 60.00                     $8,740,895       26     7.21     $336,188   5.254     353     702   58.4
60.01 - 65.00                     $5,622,477       14     4.64     $401,606   5.451     354     717   63.6
65.01 - 70.00                    $10,541,787       37     8.70     $284,913   5.680     353     695   68.6
70.01 - 75.00                     $8,475,943       30     6.99     $282,531   6.291     352     704   74.8
75.01 - 80.00                    $69,881,612      289    57.66     $241,805   6.269     353     710   79.9
80.01 - 85.00                       $406,236        1     0.34     $406,236   7.750     312     615   84.1
85.01 - 90.00                     $3,623,082       18     2.99     $201,282   6.499     353     697   89.9
90.01 - 95.00                     $4,896,276       23     4.04     $212,882   6.963     353     700   94.7
95.01 - 100.00                      $182,664        1     0.15     $182,664   6.875     354     664   97.0
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                     $2,008,050        4     1.66     $502,013   4.447     352     735   59.9
4.501 - 5.000                    $10,763,160       34     8.88     $316,564   4.860     353     730   66.1
5.001 - 5.500                    $20,392,895       62    16.83     $328,918   5.306     353     711   68.1
5.501 - 6.000                    $32,635,249      118    26.93     $276,570   5.811     354     713   72.9
6.001 - 6.500                    $22,710,043       94    18.74     $241,596   6.361     354     708   79.1
6.501 - 7.000                    $18,281,563       81    15.08     $225,698   6.790     354     702   82.8
7.001 - 7.500                     $7,454,061       36     6.15     $207,057   7.340     352     679   79.7
7.501 - 8.000                     $6,956,420       33     5.74     $210,801   7.735     351     685   81.9
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Tupe
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                              $52,608,590      200    43.41     $263,043   5.905     353     707   72.7
2-4U                             $27,371,237      100    22.58     $273,712   6.674     354     701   76.8
PUD                              $21,821,691       83    18.00     $262,912   5.749     352     709   76.9
CND                              $18,073,934       76    14.91     $237,815   6.071     353     722   75.7
CNDP                                $770,660        2     0.64     $385,330   5.750     354     728   69.5
COOP                                $555,331        1     0.46     $555,331   5.875     353     713   80.0
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group2
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                                $121,201,442 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                              $75,996,464      305    62.70     $249,169   6.262     353     714   78.9
RCO                              $32,563,903      119    26.87     $273,646   5.909     353     693   69.5
RNC                              $12,641,075       38    10.43     $332,660   5.368     353     716   64.2
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                               $82,026,156      283    67.68     $289,845   5.934     353     708   74.5
INV                              $27,377,720      144    22.59     $190,123   6.578     353     707   76.8
2H                               $11,797,566       35     9.73     $337,073   5.882     353     716   73.1
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
358                                 $232,000        1     0.19     $232,000   5.875     358     677   80.0
356                               $1,900,483        6     1.57     $316,747   6.392     356     703   73.1
355                              $18,070,410       69    14.91     $261,890   6.249     355     715   74.1
354                              $41,003,303      161    33.83     $254,679   6.066     354     709   76.0
353                              $32,745,197      117    27.02     $279,873   5.850     353     714   72.9
352                              $21,303,290       86    17.58     $247,713   6.208     352     700   74.8
351                               $4,195,369       18     3.46     $233,076   6.329     351     691   81.9
350                               $1,057,873        2     0.87     $528,937   5.072     350     726   74.9
312                                 $406,236        1     0.34     $406,236   7.750     312     615   84.1
311                                 $287,282        1     0.24     $287,282   7.500     311     618   75.0
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
REDUCED                          $50,374,931      175    41.56     $287,857   6.224     353     710   75.9
FULL/ALT                         $35,304,086      131    29.13     $269,497   5.461     353     712   73.9
SISA                             $16,312,935       62    13.46     $263,112   6.380     354     698   73.9
NINA                             $14,416,111       68    11.89     $212,002   6.552     354     705   73.1
NO RATIO                          $4,387,143       25     3.62     $175,486   6.424     351     713   79.6
PREFERRED                           $406,236        1     0.34     $406,236   7.750     312     615   84.1

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group2
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                                $121,201,442 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                            Document Type
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of FICO
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
601 - 620                           $693,518        2     0.57     $346,759   7.646     312     616   80.3
621 - 640                         $7,232,537       28     5.97     $258,305   6.157     353     630   72.4
641 - 660                         $9,415,942       33     7.77     $285,332   6.255     353     654   73.3
661 - 680                        $17,995,903       74    14.85     $243,188   6.206     353     671   77.5
681 - 700                        $21,947,742       90    18.11     $243,864   6.242     353     690   76.5
701 - 720                        $15,856,832       61    13.08     $259,948   6.212     353     709   76.2
721 - 740                        $13,463,873       56    11.11     $240,426   6.116     354     728   79.0
741 - 760                        $14,715,865       49    12.14     $300,324   5.732     354     749   70.4
761 - 780                        $12,476,723       40    10.29     $311,918   5.744     354     769   71.2
781 - 800                         $5,849,360       23     4.83     $254,320   5.726     354     787   72.7
801 - 820                         $1,277,300        4     1.05     $319,325   5.193     354     808   68.2
Unknown                             $275,847        2     0.23     $137,924   6.500     353           78.9
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                $81,712,211      313    67.42     $261,061   6.195     353     706   73.8
12                                  $130,920        1     0.11     $130,920   7.375     354     714   80.0
24                               $21,248,420       72    17.53     $295,117   5.640     353     717   75.0
36                               $18,109,892       76    14.94     $238,288   6.030     353     710   79.5
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        80% LTV/PMI Analysis            (Excludes   419  80% or less LTV Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI                $9,108,258       43   100.00     $211,820   6.812     351     694   92.3
------------------------------------------------------------------------------------------------------------------------------------
                                  $9,108,258       43   100.00     $211,820   6.812     351     694   92.3
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group2
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------



                                                $121,201,442 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
11                                  $287,282        1     0.24     $287,282   7.500     311     618   75.0
12                                  $406,236        1     0.34     $406,236   7.750     312     615   84.1
50                                $1,057,873        2     0.87     $528,937   5.072     350     726   74.9
51                                $4,195,369       18     3.46     $233,076   6.329     351     691   81.9
52                               $21,303,290       86    17.58     $247,713   6.208     352     700   74.8
53                               $32,745,197      117    27.02     $279,873   5.850     353     714   72.9
54                               $41,003,303      161    33.83     $254,679   6.066     354     709   76.0
55                               $18,070,410       69    14.91     $261,890   6.249     355     715   74.1
56                                $1,900,483        6     1.57     $316,747   6.392     356     703   73.1
58                                  $232,000        1     0.19     $232,000   5.875     358     677   80.0
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Margin
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $77,132,081      272    63.64     $283,574   5.609     353     712   71.7
3.001 - 4.000                    $35,071,124      149    28.94     $235,377   6.687     354     706   80.1
4.001 - 5.000                     $8,998,237       41     7.42     $219,469   7.670     353     687   81.3
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Maximum Rates
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                   $12,771,210       38    10.54     $336,084   4.795     353     731   65.1
10.001 - 11.000                  $52,563,689      179    43.37     $293,652   5.616     353     713   71.0
11.001 - 12.000                  $41,456,062      176    34.20     $235,546   6.543     354     705   80.6
12.001 - 13.000                  $13,716,964       67    11.32     $204,731   7.525     353     685   80.8
13.001 - 14.000                     $693,518        2     0.57     $346,759   7.646     312     616   80.3
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
09/06                               $287,282        1     0.24     $287,282   7.500     311     618   75.0
10/06                               $406,236        1     0.34     $406,236   7.750     312     615   84.1
12/09                             $1,057,873        2     0.87     $528,937   5.072     350     726   74.9
01/10                             $4,195,369       18     3.46     $233,076   6.329     351     691   81.9
02/10                            $21,303,290       86    17.58     $247,713   6.208     352     700   74.8
03/10                            $32,745,197      117    27.02     $279,873   5.850     353     714   72.9
04/10                            $41,003,303      161    33.83     $254,679   6.066     354     709   76.0


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group2
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------



                                                $121,201,442 ARM Rate Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
05/10                            $18,070,410       69    14.91     $261,890   6.249     355     715   74.1
06/10                             $1,900,483        6     1.57     $316,747   6.392     356     703   73.1
08/10                               $232,000        1     0.19     $232,000   5.875     358     677   80.0
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Initial Fixed Period
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
60                              $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $77,132,081      272    63.64     $283,574   5.609     353     712   71.7
3.001 - 4.000                    $35,071,124      149    28.94     $235,377   6.687     354     706   80.1
4.001 - 5.000                     $8,998,237       41     7.42     $219,469   7.670     353     687   81.3
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Iniitial Cap
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
3.000                             $1,109,568        4     0.92     $277,392   6.186     355     643   72.3
5.000                           $120,091,874      458    99.08     $262,209   6.073     353     709   74.9
------------------------------------------------------------------------------------------------------------------------------------
                                $121,201,442      462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Subsequent Cap
------------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE   GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE     WAC    TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                            $119,952,594     459    98.97     $261,335   6.066     353     709   74.8
2.000                              $1,248,849       3     1.03     $416,283   6.859     330     659   80.2
------------------------------------------------------------------------------------------------------------------------------------
                                 $121,201,442     462   100.00     $262,341   6.074     353     708   74.9
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group2
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                          $58,418,069 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                                                  Range
(As of Calculation Date)                                                                                          -----

Total Number of Loans                                                               161
Total Outstanding Balance                                                   $58,418,069
Average Loan Balance                                                           $362,845                     $47,065 to $1,000,000
WA Mortgage Rate                                                                  5.394%                     4.375% to 7.625%
WA Mortgage Rate Net LPMI                                                         5.394%                     4.375% to 7.625%
Net WAC                                                                           5.135%                     4.116% to 7.366%
ARM Characteristics
WA Gross Margin                                                                   2.493%                     2.250% to 4.000%
WA Months to First Roll                                                              78                          75 to 80
WA First Periodic Cap                                                             5.000%                     5.000% to 5.000%
WA Subsequent Periodic Cap                                                        1.000%                     1.000% to 1.000%
WA Lifetime Cap                                                                  10.394%                     9.375% to 12.625%
WA Lifetime Floor                                                                 2.493%                     2.250% to 4.000%
WA Original Term (months)                                                           360                         360 to 360
WA Remaining Term (months)                                                          354                         351 to 356
WA Age (months)                                                                       6                           4 to 9
WA LTV                                                                            65.01%                      9.87% to 95.00%
WA FICO                                                                             729
Secured by  (% of pool)     1st Liens                                            100.00%
                            2nd Liens                                              0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                  43.98%
Prepay Moves Exempted       Soft                                                  42.54%
                            Hard                                                   1.44%
                            No Prepay                                             56.02%
                            Unknown                                                0.00%
Percent of IO                                                                     57.65%

   Top 5 States           Top 5 Prop               Doc Types             Purpose Codes           Occ Codes          Orig PP Term
-----------------      ----------------      --------------------       ---------------        --------------      --------------
CA         34.57%      SFR       58.88%      FULL/AL       51.94%       RCO      42.31%        OO      80.90%      0       56.02%
NJ         15.66%      PUD       23.37%      REDUCE        34.42%       PUR      34.39%        INV     13.34%      24      22.48%
FL         11.43%      CND        9.78%      SISA           6.25%       RNC      23.30%        2H       5.76%      36      21.50%
NC         10.07%      2-4U       7.98%      NINA           6.10%
NY          5.03%                            NO RATI        1.29%
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                  CWMBS 2005 - HYB8 Group3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                      $58,418,069 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------
                                                 Description
-------------------------------------------------------------------------------------------------------------
                                    CURRENT       # OF    % OF      AVERAGE   GROSS   REMG.          ORIG.
DESCRIPTION                         BALANCE      LOANS   TOTAL      BALANCE    WAC    TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
7/23 LIB6M                      $24,737,932         77   42.35     $321,272   5.527     354     724   62.3
7/23 LIB6M - IO                 $33,680,136         84   57.65     $400,954   5.296     354     733   67.0
-------------------------------------------------------------------------------------------------------------
                                $58,418,069        161  100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                           Range of Current Balance
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF    % OF      AVERAGE   GROSS   REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS   TOTAL      BALANCE    WAC    TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                   $47,065        1     0.08      $47,065   7.000     355     781   95.0
$50,000.01 - $100,000.00            $555,556        6     0.95      $92,593   5.598     354     735   64.4
$100,000.01 - $150,000.00         $2,318,368       18     3.97     $128,798   5.602     354     705   63.4
$150,000.01 - $200,000.00         $2,436,879       14     4.17     $174,063   5.610     354     738   71.4
$200,000.01 - $250,000.00         $5,826,907       26     9.97     $224,112   5.553     354     724   70.8
$250,000.01 - $300,000.00         $4,008,202       14     6.86     $286,300   5.566     354     733   69.0
$300,000.01 - $350,000.00         $5,511,837       17     9.44     $324,226   5.526     354     716   66.5
$350,000.01 - $400,000.00         $4,925,776       13     8.43     $378,906   5.361     354     738   67.4
$400,000.01 - $450,000.00         $4,325,713       10     7.40     $432,571   5.150     354     739   54.0
$450,000.01 - $500,000.00         $5,240,126       11     8.97     $476,375   5.447     354     737   66.3
$500,000.01 - $550,000.00         $2,622,212        5     4.49     $524,442   4.953     353     747   68.3
$550,000.01 - $600,000.00         $1,770,297        3     3.03     $590,099   6.489     354     704   72.9
$600,000.01 - $650,000.00         $5,713,641        9     9.78     $634,849   5.208     354     724   63.5
$650,000.01 - $700,000.00           $687,101        1     1.18     $687,101   5.250     354     691   80.0
$750,000.01 - $1,000,000.00      $12,428,390       13    21.27     $956,030   5.217     354     733   59.7
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161   100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                           Range of Original Balance
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF    % OF      AVERAGE   GROSS   REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS   TOTAL      BALANCE    WAC    TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                   $47,065        1     0.08      $47,065   7.000     355     781   95.0
$50,000.01 - $100,000.00            $555,556        6     0.95      $92,593   5.598     354     735   64.4
$100,000.01 - $150,000.00         $2,318,368       18     3.97     $128,798   5.602     354     705   63.4
$150,000.01 - $200,000.00         $2,436,879       14     4.17     $174,063   5.610     354     738   71.4
$200,000.01 - $250,000.00         $5,361,652       24     9.18     $223,402   5.588     354     723   72.1
$250,000.01 - $300,000.00         $4,255,418       15     7.28     $283,695   5.562     354     729   68.7
$300,000.01 - $350,000.00         $5,166,297       16     8.84     $322,894   5.544     354     717   67.0
$350,000.01 - $400,000.00         $5,489,354       15     9.40     $365,957   5.330     354     738   66.2
$400,000.01 - $450,000.00         $3,878,753        9     6.64     $430,973   5.167     354     734   55.9
$450,000.01 - $500,000.00         $5,687,086       12     9.74     $473,924   5.412     354     741   64.1
$500,000.01 - $550,000.00         $2,622,212        5     4.49     $524,442   4.953     353     747   68.3
$550,000.01 - $600,000.00         $1,770,297        3     3.03     $590,099   6.489     354     704   72.9



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                  CWMBS 2005 - HYB8 Group3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                      $58,418,069 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------
                                          Range of Original Balance
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF    % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS   TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
$600,000.01 - $650,000.00         $5,713,641        9     9.78     $634,849   5,208     354     724   63.5
$650,000.01 - $700,000.00           $687,101        1     1.18     $687,101   5,250     354     691   80.0
$750,000.01 - $1,000,000.00      $12,428,390       13    21.27     $956,000   5,217     354     733   59.7
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161   100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                 State
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF    % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS   TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
Arizona                           $2,069,827        5     3.54     $413,965   5.150     353     707   69.8
California                       $20,195,036       39    34.57     $517,821   5.169     354     733   58.7
Colorado                            $952,397        5     1.63     $190,479   5.176     354     741   69.5
District of Columbia                $156,083        1     0.27     $156,083   7.625     352     690   90.0
Delaware                            $301,946        2     0.52     $150,973   5.276     355     749   80.0
Florida                           $6,679,601       26    11.43     $256,908   5.728     354     723   69.0
Georgia                           $1,192,714        3     2.04     $397,571   5.147     354     749   80.0
Illinois                          $1,118,352        2     1.91     $559,176   4.928     355     776   65.8
Massachusetts                     $2,250,134        6     3.85     $375,022   5.861     353     727   64.9
Maryland                            $946,500        2     1.62     $473,250   5.568     353     727   74.9
North Carolina                    $5,884,079       18    10.07     $326,893   5.357     354     742   69.1
New Jersey                        $9,148,812       27    15.66     $338,845   5.563     354     716   66.8
Nevada                              $775,980        5     1.33     $155,196   5.293     354     713   56.3
New York                          $2,940,391        7     5.03     $420,056   5.858     353     688   70.6
Oregon                              $603,687        4     1.03     $150,922   5.439     354     723   72.1
Pennsylvania                        $539,495        3     0.92     $179,832   5.547     353     762   66.6
Rhode Island                        $237,378        1     0.41     $237,378   5.625     354     661   77.4
South Carolina                    $1,873,930        3     3.21     $624,643   5.085     355     776   56.4
Virginia                            $551,727        2     0.94     $275,864   5.632     353     753   80.0
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161   100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                            Loan-to-Value Ratios
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF    % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS   TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
0.01 - 50.00                     $13,334,864       32    22.83     $416,714   5.031     354     749   42.6
50.01 - 55.00                     $3,366,655        7     5.76     $480,951   5.004     354     744   52.7
55.01 - 60.00                     $2,736,512        8     4.68     $342,064   5.303     353     733   58.8
60.01 - 65.00                     $7,306,880       20    12.51     $365,344   5.168     354     743   63.0
65.01 - 70.00                     $9,188,040       23    15.73     $399,480   5.373     354     709   68.9
70.01 - 75.00                     $4,242,087       12     7.26     $353,507   5.594     354     721   73.9
75.01 - 80.00                    $15,425,229       46    26.40     $335,331   5.674     354     724   79.9


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                  CWMBS 2005 - HYB8 Group3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                      $58,418,069 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------
                                          Loan-to-Value Ratios
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF    % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS   TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
80.01 - 85.00                       $816,650        3     1.40     $272,217   6.462     354     707   85.0
85.01 - 90.00                     $1,290,883        5     2.21     $258,177   6.451     353     675   89.6
90.01 - 95.00                       $710,270        5     1.22     $142,054   6.622     354     719   95.0
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161   100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                          Current Gross Coupon
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF    % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS   TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
4.001 - 4.500                     $1,419,377        4     2.43     $354,844   4.460     353     762   40.7
4.501 - 5.000                    $17,923,921       40    30.68     $448,098   4.877     354     748   57.8
5.001 - 5.500                    $23,297,148       64    39.88     $364,018   5.320     354     729   63.3
5.501 - 6.000                     $9,038,588       29    15.47     $311,675   5.791     354     713   76.9
6.001 - 6.500                     $3,411,945       12     5.84     $284,329   6.260     354     703   76.1
6.501 - 7.000                     $1,436,974        5     2.46     $287,395   6.806     354     682   80.8
7.001 - 7.500                     $1,734,032        6     2.97     $289,005   7.367     354     690   82.6
7.501 - 8.000                       $156,083        1     0.27     $156,083   7.625     352     690   90.0
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161   100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                          Property Type
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF    % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS   TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
SFR                              $34,394,414       85    58.88     $404,640   5.291     354     724   63.7
PUD                              $13,650,955       39    23.37     $350,024   5.264     354     737   65.6
CND                               $5,713,697       21     9.78     $272,081   5.778     354     741   64.4
2-4U                              $4,659,003       16     7.98     $291,188   6.070     354     735   73.9
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161   100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                   Purpose
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF    % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS   TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
RCO                              $24,714,222       62    42.31     $398,616   5.224     354     726   60.1
PUR                              $20,091,537       68    34.39     $295,464   5.706     354     732   73.1
RNC                              $13,612,309       31    23.30     $439,107   5.244     353     732   62.0
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161   100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                  CWMBS 2005 - HYB8 Group3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                      $58,418,069 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------
                                                Occupancy
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF    % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS   TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
OO                               $47,257,642      123    80.90     $384,208   5.268     354     728   64.1
INV                               $7,792,998       31    13.34     $251,387   5.946     354     733   68.6
2H                                $3,367,429        7     5.76     $481,061   5.886     354     748   69.7
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161   100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                    Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF    % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS   TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
356                                $708,015        2     1.21     $354,007   5.825     356     749   69.9
355                             $12,781,646       33    21.88     $387,323   5.424     355     732   64.5
354                             $31,115,962       85    53.26     $366,070   5.321     354     733   63.6
353                              $7,645,951       22    13.09     $347,543   5.503     353     719   69.9
352                              $5,319,158       17     9.11     $312,892   5.601     352     711   68.6
351                                $847,337        2     1.45     $423,669   5.001     351     733   54.6
-------------------------------------------------------------------------------------------------------------
                                $58,418,069      161   100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                              Document Type
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF    % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS   TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
FULL/ALT                         $30,344,564       83    51.94     $365,597   5.208     354     730   66.7
REDUCED                          $20,108,741       50    34.42     $402,175   5.450     354     737   61.9
SISA                              $3,651,904       12     6.25     $304,325   5.926     353     712   65.4
NINA                              $3,561,779       13     6.10     $273,983   5.769     354     715   63.7
NO RATIO                            $751,081        3     1.29     $250,360   7.071     353     673   87.9
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161   100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                              Range of FICO
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF    % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS   TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
621 - 640                         $1,725,688        7     2.95     $246,527   5.433     354     633   65.1
641 - 660                         $3,308,729        8     5.66     $413,591   5.833     354     652   68.0
661 - 680                         $5,509,143       17     9.43     $324,067   6.050     354     668   73.5
681 - 700                         $5,406,085       16     9.25     $337,880   5.630     354     691   72.4
701 - 720                         $7,337,104       18    12.56     $407,617   5.426     354     710   71.0
721 - 740                         $8,535,304       25    14.61     $341,412   5.245     353     730   62.2
741 - 760                         $6,105,469       14    10.45     $436,105   5.056     354     751   69.0
761 - 780                        $11,991,408       29    20.53     $413,497   5.277     354     771   59.5



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                  CWMBS 2005 - HYB8 Group3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                      $58,418,069 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------
                                              Range of FICO
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF     % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS    TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
781 - 800                         $6,708,042       21     11.48     $319,431   5.115     354     789    57.7
801 - 820                         $1,148,360        5      1.97     $229,672   5.310     354     804    51.3
Unknown                             $642,737        1      1.10     $642,737   5.500     354            49.2
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161    100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                         Prepayment Penalty Months
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF     % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS    TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
0                                $32,726,790       94    56.02     $348,157   5.467     354     729   65.1
24                               $13,130,701       32    22.48     $410,334   5.277     354     731   61.4
36                               $12,560,578       35    21.50     $358,874   5.328     354     728   68.6
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161   100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                           80% LTV/PMI Analysis             (Excludes 148 80% or less LTV Mortgages
-------------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF     % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS    TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI               $2,817,802        13    100.00     $216,754   6.497    354     696   89.6
-------------------------------------------------------------------------------------------------------------------
                                 $2,817,802        13    100.00     $216,754   6.497    354     696   89.6
-------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                             Months to Roll
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF     % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS    TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
75                                  $847,337        2     1.45     $423,669   5.001     351     733   54.6
76                                $5,319,158       17     9.11     $312,892   5.601     352     711   68.6
77                                $7,645,951       22    13.09     $347,543   5.503     353     719   69.9
78                               $31,115,962       85    53.26     $366,070   5.321     354     733   63.6
79                               $12,781,646       33    21.88     $387,323   5.424     355     732   64.5
80                                  $708,015        2     1.21     $354,007   5.825     356     749   69.9
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161   100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                 Margin
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF     % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS    TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $46,518,005      135     79.63     $344,578  5.300     354     734    63.6
3.001 - 4.000                    $11,900,063       26     20.37     $457,695  5.762     354     711    70.6
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161    100.00     $362,845  5.394     354     729    65.0
-------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                  CWMBS 2005 - HYB8 Group3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                      $58,418,069 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------
                                             Maximum Rates
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF     % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS    TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
9.001 - 10.000                   $19,343,298       44    33.11     $439,620   4.846     354     749   56.6
10.001 - 11.000                  $32,335,736       93    55.35     $347,696   5.451     354     725   67.1
11.001 - 12.000                   $4,848,919       17     8.30     $285,231   6.422     354     697   77.5
12.001 - 13.000                   $1,890,116        7     3.24     $270,017   7.389     354     690   83.2
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161   100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                      Next Interest Adjustment Date
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF     % OF      AVERAGE   GROSS    REMG.         ORIG.
DESCRIPTION                          BALANCE     LOANS    TOTAL      BALANCE    WAC     TERM    FICO   LTV
-------------------------------------------------------------------------------------------------------------
01/12                               $847,337        2     1.45     $423,669   5.001     351     733   54.6
02/12                             $5,319,158       17     9.11     $312,892   5.601     352     711   68.6
03/12                             $7,645,951       22    13.09     $347,543   5.503     353     719   69.9
04/12                            $31,115,962       85    53.26     $366,070   5.321     354     733   63.6
05/12                            $12,781,646       33    21.88     $387,323   5.424     355     732   64.5
06/12                               $708,015        2     1.21     $354,007   5.825     356     749   69.9
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161   100.00     $362,845   5.394     354     729   65.0
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                           Initial Fixed Period
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF     % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS    TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
84                               $58,418,069      161   100.00     $362,845   5.394     354     729    65.0
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069      161   100.00     $362,845   5.394     354     729    65.0
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                Floor Rate
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF     % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS    TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
2.001 - 3.000                    $46,518,005     135     79.63     $344,578   5.300     354     734    63.6
3.001 - 4.000                    $11,900,063      26     20.37     $457,695   5.762     354     711    70.6
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069     161    100.00     $362,845   5.394     354     729    65.0
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                               Initial Cap
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF     % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS    TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
5.000                            $58,418,069     161    100.00     $362,845   5.394     354     729    65.0
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069     161    100.00     $362,845   5.394     354     729    65.0
-------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                  CWMBS 2005 - HYB8 Group3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                      $58,418,069 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------
                                             Subsequent Cap
-------------------------------------------------------------------------------------------------------------
                                     CURRENT      # OF     % OF      AVERAGE   GROSS    REMG.          ORIG.
DESCRIPTION                          BALANCE     LOANS    TOTAL      BALANCE    WAC     TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
1.000                            $58,418,069     161    100.00     $362,845   5.394     354     729    65.0
-------------------------------------------------------------------------------------------------------------
                                 $58,418,069     161    100.00     $362,845   5.394     354     729    65.0
-------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

 [LOGO OMITTED] Countrywide(R)                       Computational Materials for
--------------------------------------
SECURITIES CORPORATION                               CWMBS 2005-HYB8 Group 1-3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                           $238,170,355 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                                                   Range
(As of Calculation Date)                                                                           -----

Total Number of Loans                                                    823
Total Outstanding Balance                                       $238,170,355
Average Loan Balance                                                $289,393                   $39,213 to $1,389,655
WA Mortgage Rate                                                      5.750%                     3.750% to 7.875%
WA Mortgage Rate Net LPMI                                             5.748%                     3.750% to 7.875%
Net WAC                                                               5.487%                     3.491% to 7.616%
ARM Characteristics
          WA Gross Margin                                             2.675%                     2.250% to 5.000%
          WA Months to First Roll                                         53                         11 to 80
          WA First Periodic Cap                                       4.481%                     2.000% to 5.000%
          WA Subsequent Periodic Cap                                  1.026%                     1.000% to 2.000%
          WA Lifetime Cap                                            10.774%                     9.125% to 13.500%
          WA Lifetime Floor                                           2.675%                     2.250% to 5.000%
WA Original Term (months)                                                360                        360 to 360
WA Remaining Term (months)                                               353                        311 to 359
WA Age (months)                                                            7                          1 to 49
WA LTV                                                                71.88%                      9.87% to 100.00%
WA FICO                                                                 716
Secured by (% of pool) 1st Liens                                    100.00%
                       2nd Liens                                      0.00%
Prepayment Penalty at Loan Orig (% of all loans)                     37.26%
Prepay Moves Exempted  Soft                                          36.12%
                       Hard                                           1.15%
                       No Prepay                                     62.74%
                       Unknown                                        0.00%

Percent of IO                                                        45.99%



   Top 5 States            Top 5 Prop             Doc Types           Purpose Codes        Occ Codes           Orig PP Term
-------------------------------------------------------------------------------------------------------------------------------
  ------------             ----------              ---------          -------------        ---------           ------------
NJ        24.64%          SFR      49.08%    REDUCE      39.01%      PUR        53.30%    OO       73.11%     0          62.74%
FL        20.50%          PUD      21.32%    FULL/AL     37.36%      RCO        32.62%    INV      17.80%     12          0.63%
CA        17.40%          2-4U     16.49%    SISA        10.29%      RNC        14.08%    2H        9.09%     24         17.90%
NY         6.69%          CND      12.55%    NINA        10.12%                                               36         18.37%
NC         6.08%          CNDP      0.32%    NO RATI      2.42%                                               60          0.37%
                                             PREFER       0.80%
-------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 1 of 10


[LOGO OMITTED] Countrywide(R)                       Computational Materials for
--------------------------------------
SECURITIES CORPORATION                                CWMBS 2005-HYB8 Group 1-3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                            $238,170,355 ARM Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Description
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
3/1 CMT1Y                         $4,911,585       22     2.06     $223,254     5.560     357     717    76.6
3/27 LIB6M                       $24,826,142       94    10.42     $264,108     5.679     353     711    73.8
3/27 LIB6M - IO                  $28,813,117       84    12.10     $343,013     5.197     353     722    70.8
5/1 CMT1Y                           $693,518        2     0.29     $346,759     7.646     312     616    80.3
5/1 LIB12M                          $555,331        1     0.23     $555,331     5.875     353     713    80.0
5/25 LIB6M                       $72,910,749      301    30.61     $242,228     6.386     353     699    76.1
5/25 LIB6M - IO                  $47,041,844      158    19.75     $297,733     5.569     353     724    72.7
7/23 LIB6M                       $24,737,932       77    10.39     $321,272     5.527     354     724    62.3
7/23 LIB6M - IO                  $33,680,136       84    14.14     $400,954     5.296     354     733    67.0
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                  $413,872        9     0.17      $45,986     6.987     355     710    74.0
$50,000.01 - $100,000.00          $4,132,705       49     1.74      $84,341     6.379     353     706    76.0
$100,000.01 - $150,000.00        $16,563,875      131     6.95     $126,442     5.989     353     710    74.0
$150,000.01 - $200,000.00        $23,075,246      133     9.69     $173,498     5.990     354     709    75.9
$200,000.01 - $250,000.00        $23,962,169      108    10.06     $221,872     5.949     354     712    76.0
$250,000.01 - $300,000.00        $26,361,305       96    11.07     $274,597     5.973     353     708    77.2
$300,000.01 - $350,000.00        $23,387,412       72     9.82     $324,825     5.772     354     716    73.3
$350,000.01 - $400,000.00        $23,524,132       63     9.88     $373,399     5.774     354     724    72.6
$400,000.01 - $450,000.00        $14,525,034       34     6.10     $427,207     5.645     353     715    69.4
$450,000.01 - $500,000.00        $13,762,036       29     5.78     $474,553     5.508     354     715    71.0
$500,000.01 - $550,000.00        $12,697,445       24     5.33     $529,060     5.382     353     720    67.6
$550,000.01 - $600,000.00         $8,122,378       14     3.41     $580,170     6.068     353     717    78.1
$600,000.01 - $650,000.00        $15,250,409       24     6.40     $635,434     5.139     353     707    62.9
$650,000.01 - $700,000.00         $2,038,889        3     0.86     $679,630     6.326     354     724    79.1
$700,000.01 - $750,000.00         $5,877,403        8     2.47     $734,675     5.497     353     716    70.9
$750,000.01 - $1,000,000.00      $23,086,391       25     9.69     $923,456     5.400     354     732    60.8
$1,000,000.01 - $1,500,000.00     $1,389,655        1     0.58   $1,389,655     5.875     353     723    75.0
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                  $364,152        8     0.15      $45,519     6.934     355     710    73.9
$50,000.01 - $100,000.00          $4,083,056       49     1.71      $83,328     6.388     353     705    76.0
$100,000.01 - $150,000.00        $16,513,390      131     6.93     $126,056     5.985     353     711    73.9





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 2 of 10


[LOGO OMITTED] Countrywide(R)                       Computational Materials for
--------------------------------------
SECURITIES CORPORATION                                CWMBS 2005-HYB8 Group 1-3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                            $238,170,355 ARM Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
$150,000.01 - $200,000.00        $23,025,754      133     9.67     $173,126     5.991     354    709     75.9
$200,000.01 - $250,000.00        $23,696,261      107     9.95     $221,460     5.970     354    711     76.4
$250,000.01 - $300,000.00        $26,009,327       95    10.92     $273,782     5.991     353    707     77.1
$300,000.01 - $350,000.00        $22,620,699       70     9.50     $323,153     5.755     354    717     73.6
$350,000.01 - $400,000.00        $25,108,077       68    10.54     $369,236     5.762     354    725     72.2
$400,000.01 - $450,000.00        $14,078,074       33     5.91     $426,608     5.665     353    713     70.4
$450,000.01 - $500,000.00        $14,208,996       30     5.97     $473,633     5.492     354    717     69.9
$500,000.01 - $550,000.00        $12,697,445       24     5.33     $529,060     5.382     353    720     67.6
$550,000.01 - $600,000.00         $8,122,378       14     3.41     $580,170     6.068     353    717     78.1
$600,000.01 - $650,000.00        $15,250,409       24     6.40     $635,434     5.139     353    707     62.9
$650,000.01 - $700,000.00         $2,038,889        3     0.86     $679,630     6.326     354    724     79.1
$700,000.01 - $750,000.00         $5,877,403        8     2.47     $734,675     5.497     353    716     70.9
$750,000.01 - $1,000,000.00      $23,086,391       25     9.69     $923,456     5.400     354    732     60.8
$1,000,000.01 - $1,500,000.00     $1,389,655        1     0.58   $1,389,655     5.875     353    723     75.0
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                           $7,172,633       21     3.01     $341,554     5.127     354     715    68.6
California                       $41,433,808       90    17.40     $460,376     5.254     353     728    61.8
Colorado                          $6,283,865       27     2.64     $232,736     5.926     353     705    78.5
Connecticut                       $1,368,040        7     0.57     $195,434     6.207     355     690    81.5
District of Columbia                $156,083        1     0.07     $156,083     7.625     352     690    90.0
Delaware                            $805,034        5     0.34     $161,007     6.034     354     742    80.0
Florida                          $48,822,343      208    20.50     $234,723     5.833     354     715    75.4
Georgia                           $6,076,795       26     2.55     $233,723     5.443     353     712    78.7
Idaho                                $49,367        1     0.02      $49,367     6.750     359     743    90.0
Illinois                          $2,166,960        5     0.91     $433,392     5.432     355     733    72.5
Indiana                             $251,434        1     0.11     $251,434     5.375     358     714    80.0
Massachusetts                     $3,601,887       11     1.51     $327,444     6.050     353     729    69.1
Maryland                          $1,426,250        5     0.60     $285,250     5.684     353     722    76.6
Maine                               $509,615        2     0.21     $254,807     5.340     354     697    58.4
Michigan                            $918,243        5     0.39     $183,649     6.814     336     668    82.2
Minnesota                           $452,900        1     0.19     $452,900     5.000     358     670    62.8
Montana                             $161,683        1     0.07     $161,683     6.250     358     766    90.0
North Carolina                   $14,471,234       53     6.08     $273,042     5.320     353     728    71.0
New Hampshire                       $377,706        2     0.16     $188,853     5.548     352     660    75.7
New Jersey                       $58,693,950      207    24.64     $283,546     6.146     354     708    74.5
Nevada                            $6,546,491       24     2.75     $272,770     5.449     354     713    67.4





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                 Page 3 of 10



 [LOGO OMITTED] Countrywide(R)                       Computational Materials for
--------------------------------------
SECURITIES CORPORATION                                 CWMBS 2005-HYB8 Group 1-3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                        $238,170,355 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------
                                                       State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
New York                         $15,939,232       45     6.69     $354,205     6.177     353     705    71.2
Ohio                                 $99,122        1     0.04      $99,122     6.500     355     789    80.0
Oklahoma                             $82,728        1     0.03      $82,728     5.625     357     755    50.2
Oregon                            $1,544,790        9     0.65     $171,643     5.412     354     702    74.7
Pennsylvania                      $1,541,025       12     0.65     $128,419     5.963     353     725    75.9
Rhode Island                        $869,758        4     0.37     $217,440     6.541     357     733    72.2
South Carolina                    $4,300,852       12     1.81     $358,404     5.421     355     741    66.1
Texas                             $2,028,216        5     0.85     $405,643     5.839     353     721    76.7
Virginia                          $9,373,415       28     3.94     $334,765     5.573     353     713    78.1
Washington                          $392,384        2     0.16     $196,192     5.796     354     706    80.0
Wisconsin                           $252,512        1     0.11     $252,512     6.875     352     695    80.0
-------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                     $21,431,557       57     9.00     $375,992     5.011     354     745    42.6
50.01 - 55.00                     $9,145,652       25     3.84     $365,826     5.208     354     729    52.8
55.01 - 60.00                    $16,614,111       46     6.98     $361,176     5.144     353     716    58.4
60.01 - 65.00                    $16,429,164       42     6.90     $391,171     5.215     354     727    63.0
65.01 - 70.00                    $29,280,242       84    12.29     $348,574     5.425     353     706    68.7
70.01 - 75.00                    $16,441,890       59     6.90     $278,676     5.981     353     705    74.4
75.01 - 80.00                    $111,717,229     435    46.91     $256,821     6.042     353     713    79.8
80.01 - 85.00                     $1,546,371        5     0.65     $309,274     6.756     343     687    84.8
85.01 - 90.00                     $8,471,418       36     3.56     $235,317     6.278     354     702    89.8
90.01 - 95.00                     $6,732,118       32     2.83     $210,379     6.692     353     709    94.6
95.01 - 100.00                      $360,604        2     0.15     $180,302     6.628     353     685    98.5
-------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000                       $641,078        1     0.27     $641,078     3.750     351            69.5
4.001 - 4.500                    $11,527,264       30     4.84     $384,242     4.405     353     740    61.2
4.501 - 5.000                    $42,587,798      115    17.88     $370,329     4.855     354     732    62.9
5.001 - 5.500                    $53,500,819      163    22.46     $328,226     5.324     354     719    66.6
5.501 - 6.000                    $54,725,054      196    22.98     $279,209     5.812     354     712    74.1
6.001 - 6.500                    $35,276,893      142    14.81     $248,429     6.328     354     710    79.7
6.501 - 7.000                    $22,742,519       96     9.55     $236,901     6.785     353     705    82.4



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                  Page 4 of 10




 [LOGO OMITTED] Countrywide(R)                       Computational Materials for
--------------------------------------
SECURITIES CORPORATION                                 CWMBS 2005-HYB8 Group 1-3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                        $238,170,355 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------
                                                Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                     $9,823,574       45     4.12     $218,302     7.347     352     686    80.1
7.501 - 8.000                     $7,345,357       35     3.08     $209,867     7.737     351     682    81.4
-------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                   Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                             $116,882,526      383    49.08     $305,176     5.551     353     714    69.8
PUD                              $50,781,371      170    21.32     $298,714     5.500     353     720    72.3
2-4U                             $39,279,641      140    16.49     $280,569     6.505     354     705    76.5
CND                              $29,900,826      127    12.55     $235,440     5.954     354     727    73.2
CNDP                                $770,660        2     0.32     $385,330     5.750     354     728    69.5
COOP                                $555,331        1     0.23     $555,331     5.875     353     713    80.0
-------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                      Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                             $126,936,837      493    53.30     $257,478     6.016     353     718    77.7
RCO                              $77,702,056      240    32.62     $323,759     5.536     354     711    65.8
RNC                              $33,531,462       90    14.08     $372,572     5.237     353     720    64.1
-------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                     Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                              $174,136,989      550    73.11     $316,613     5.610     354     715    71.5
INV                              $42,387,439      213    17.80     $199,002     6.312     353     714    74.5
2H                               $21,645,927       60     9.09     $360,765     5.771     353     725    70.2
-------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                       Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
359                               $1,066,006        6     0.45     $177,668     6.354     359     725    78.1
358                               $1,785,560        8     0.75     $223,195     5.733     358     720    74.4




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational
Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                  Page 5 of 10






 [LOGO OMITTED] Countrywide(R)                       Computational Materials for
--------------------------------------
SECURITIES CORPORATION                                 CWMBS 2005-HYB8 Group 1-3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                        $238,170,355 ARM Rate Mortgage Loans
-------------------------------------------------------------------------------------------------------------
                                       Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
357                                 $508,662        3     0.21     $169,554     5.322     357     684    67.4
356                               $4,197,721       14     1.76     $299,837     6.095     356     720    77.2
355                              $36,487,223      119    15.32     $306,615     5.858     355     723    70.5
354                              $89,406,752      304    37.54     $294,101     5.667     354     719    70.8
353                              $55,342,201      190    23.24     $291,275     5.690     353     714    72.2
352                              $36,686,935      138    15.40     $265,847     5.871     352     705    73.5
351                              $10,518,173       35     4.42     $300,519     5.705     351     708    74.6
350                               $1,477,605        4     0.62     $369,401     5.440     350     737    76.3
312                                 $406,236        1     0.17     $406,236     7.750     312     615    84.1
311                                 $287,282        1     0.12     $287,282     7.500     311     618    75.0
-------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                   Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
REDUCED                          $92,912,765      298    39.01     $311,788     5.917     353     716    72.1
FULL/ALT                         $88,971,299      290    37.36     $306,798     5.240     354     721    70.7
SISA                             $24,508,387       88    10.29     $278,504     6.266     353     703    73.4
NINA                             $24,107,933      107    10.12     $225,308     6.232     354     708    70.6
NO RATIO                          $5,758,537       31     2.42     $185,759     6.491     351     706    81.4
PREFERRED                         $1,911,434        9     0.80     $212,382     6.388     348     709    82.0
-------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                   Range of FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
581 - 600                           $332,168        2     0.14     $166,084     7.763     353     600    64.1
601 - 620                           $693,518        2     0.29     $346,759     7.646     312     616    80.3
621 - 640                        $10,985,799       45     4.61     $244,129     5.960     354     631    71.6
641 - 660                        $15,581,231       52     6.54     $299,639     6.047     353     652    72.1
661 - 680                        $30,562,620      114    12.83     $268,093     5.996     354     670    75.6
681 - 700                        $33,717,525      130    14.16     $259,366     5.947     353     690    75.8
701 - 720                        $33,601,895      115    14.11     $292,190     5.836     353     709    74.6
721 - 740                        $33,032,331      111    13.87     $297,589     5.700     353     729    72.1
741 - 760                        $28,225,743       89    11.85     $317,143     5.441     354     749    70.7
761 - 780                        $31,052,908       91    13.04     $341,241     5.506     354     770    66.7
781 - 800                        $15,306,944       55     6.43     $278,308     5.387     354     788    64.1
801 - 820                         $3,387,144       12     1.42     $282,262     5.399     354     805    65.8
Unknown                           $1,690,528        5     0.71     $338,106     4.932     353            63.4






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational
Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                  Page 6 of 10




[LOGO OMITTED] Countrywide(R)                       Computational Materials for
--------------------------------------
SECURITIES CORPORATION                                CWMBS 2005-HYB8 Group 1-3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                        $238,170,355 ARM Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353  B  716    71.9
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                             Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                               $149,421,486      517    62.74     $289,016     5.883     353     714    71.2
12                                $1,496,370        8     0.63     $187,046     6.054     358     711    79.7
24                               $42,627,061      132    17.90     $322,932     5.431     354     719    70.7
36                               $43,745,532      161    18.37     $271,711     5.584     354     719    75.2
60                                  $879,907        5     0.37     $175,981     6.238     358     732    71.4
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                              80% LTV/PMI Analysis                       (Excludes  748  80% or less LTV Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI               $17,110,510       75   100.00     $228,140     6.492     353     703     91.4
-----------------------------------------------------------------------------------------------------------------------------------
                                 $17,110,510       75   100.00     $228,140     6.492     353     703    91.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                   Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
11                                  $287,282        1     0.12     $287,282     7.500     311     618    75.0
12                                  $406,236        1     0.17     $406,236     7.750     312     615    84.1
26                                  $419,732        2     0.18     $209,866     6.369     350     763    79.9
27                                $5,475,467       15     2.30     $365,031     5.336     351     719    72.2
28                               $10,064,487       35     4.23     $287,557     5.302     352     714    73.5
29                               $14,951,053       51     6.28     $293,158     5.433     353     712    71.9
30                               $17,287,488       58     7.26     $298,060     5.346     354     717    71.3
31                                $5,635,167       17     2.37     $331,480     5.590     355     727    72.2
32                                $1,589,223        6     0.67     $264,871     5.859     356     727    85.4
33                                  $508,662        3     0.21     $169,554     5.322     357     684    67.4
34                                $1,553,560        7     0.65     $221,937     5.711     358     727    73.6
35                                $1,066,006        6     0.45     $177,668     6.354     359     725    78.1
50                                $1,057,873        2     0.44     $528,937     5.072     350     726    74.9
51                                $4,195,369       18     1.76     $233,076     6.329     351     691    81.9
52                               $21,303,290       86     8.94     $247,713     6.208     352     700    74.8
53                               $32,745,197      117    13.75     $279,873     5.850     353     714    72.9
54                               $41,003,303      161    17.22     $254,679     6.066     354     709    76.0
55                               $18,070,410       69     7.59     $261,890     6.249     355     715    74.1
56                                $1,900,483        6     0.80     $316,747     6.392     356     703    73.1
58                                  $232,000        1     0.10     $232,000     5.875     358     677    80.0


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 7 of 10

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
--------------------------------------
SECURITIES CORPORATION                                CWMBS 2005-HYB8 Group 1-3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                        $238,170,355 ARM Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
75                                  $847,337        2     0.36     $423,669     5.001     351     733    54.6
76                                $5,319,158       17     2.23     $312,892     5.601     352     711    68.6
77                                $7,645,951       22     3.21     $347,543     5.503     353     719    69.9
78                               $31,115,962       85    13.06     $366,070     5.321     354     733    63.6
79                               $12,781,646       33     5.37     $387,323     5.424     355     732    64.5
80                                  $708,015        2     0.30     $354,007     5.825     356     749    69.9
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Margin
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                   $177,010,931      590    74.32     $300,019     5.446     353     719    69.8
3.001 - 4.000                    $51,829,018      190    21.76     $272,784     6.439     354     710    77.5
4.001 - 5.000                     $9,330,406       43     3.92     $216,986     7.674     353     684    80.7
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                   Maximum Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                   $53,513,960      141    22.47     $379,532     4.743     353     735    62.4
10.001 - 11.000                 $107,644,423      355    45.20     $303,224     5.562     354     716    70.4
11.001 - 12.000                  $58,710,055      241    24.65     $243,610     6.481     354     707    80.5
12.001 - 13.000                  $17,072,235       82     7.17     $208,198     7.440     354     687    80.9
13.001 - 14.000                   $1,229,683        4     0.52     $307,421     7.521     332     691    79.4
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           Next Interest Adjustment Date
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
09/06                               $287,282        1     0.12     $287,282     7.500     311     618    75.0
10/06                               $406,236        1     0.17     $406,236     7.750     312     615    84.1
12/07                               $419,732        2     0.18     $209,866     6.369     350     763    79.9
01/08                             $5,475,467       15     2.30     $365,031     5.336     351     719    72.2
02/08                            $10,064,487       35     4.23     $287,557     5.302     352     714    73.5
03/08                            $14,951,053       51     6.28     $293,158     5.433     353     712    71.9
04/08                            $17,287,488       58     7.26     $298,060     5.346     354     717    71.3
05/08                             $5,635,167       17     2.37     $331,480     5.590     355     727    72.2
06/08                             $1,589,223        6     0.67     $264,871     5.859     356     727    85.4
07/08                               $508,662        3     0.21     $169,554     5.322     357     684    67.4
08/08                             $1,553,560        7     0.65     $221,937     5.711     358     727    73.6


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 8 of 10


[LOGO OMITTED] Countrywide(R)                       Computational Materials for
--------------------------------------
SECURITIES CORPORATION                                CWMBS 2005-HYB8 Group 1-3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                        $238,170,355 ARM Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                           Next Interest Adjustment Date
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
09/08                             $1,066,006        6     0.45     $177,668     6.354     359     725    78.1
12/09                             $1,057,873        2     0.44     $528,937     5.072     350     726    74.9
01/10                             $4,195,369       18     1.76     $233,076     6.329     351     691    81.9
02/10                            $21,303,290       86     8.94     $247,713     6.208     352     700    74.8
03/10                            $32,745,197      117    13.75     $279,873     5.850     353     714    72.9
04/10                            $41,003,303      161    17.22     $254,679     6.066     354     709    76.0
05/10                            $18,070,410       69     7.59     $261,890     6.249     355     715    74.1
06/10                             $1,900,483        6     0.80     $316,747     6.392     356     703    73.1
08/10                               $232,000        1     0.10     $232,000     5.875     358     677    80.0
01/12                               $847,337        2     0.36     $423,669     5.001     351     733    54.6
02/12                             $5,319,158       17     2.23     $312,892     5.601     352     711    68.6
03/12                             $7,645,951       22     3.21     $347,543     5.503     353     719    69.9
04/12                            $31,115,962       85    13.06     $366,070     5.321     354     733    63.6
05/12                            $12,781,646       33     5.37     $387,323     5.424     355     732    64.5
06/12                               $708,015        2     0.30     $354,007     5.825     356     749    69.9
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Initial Fixed Period
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
36                               $58,550,844      200    24.58     $292,754     5.432     353     717    72.6
60                              $121,201,442      462    50.89     $262,341     6.074     353     708    74.9
84                               $58,418,069      161    24.53     $362,845     5.394     354     729    65.0
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Floor Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                   $177,010,931      590    74.32     $300,019     5.446     353     719    69.8
3.001 - 4.000                    $51,829,018      190    21.76     $272,784     6.439     354     710    77.5
4.001 - 5.000                     $9,330,406       43     3.92     $216,986     7.674     353     684    80.7
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Initial Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.000                             $4,911,585       22     2.06     $223,254     5.560     357     717    76.6
3.000                            $54,493,627      180    22.88     $302,742     5.438     353     715    72.2
5.000                           $178,765,143      621    75.06     $287,867     5.850     353     716    71.7
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 9 of 10


[LOGO OMITTED] Countrywide(R)                       Computational Materials for
--------------------------------------
SECURITIES CORPORATION                                CWMBS 2005-HYB8 Group 1-3
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                                        $238,170,355 ARM Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Subsequent Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.           ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                           $232,009,921      798    97.41     $290,739     5.748     353     716    71.7
2.000                             $6,160,434       25     2.59     $246,417     5.824     351     704    77.4
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,170,355      823   100.00     $289,393     5.750     353     716    71.9
-----------------------------------------------------------------------------------------------------------------------------------






















-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 10 of 10



    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group4
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------



                           $354,122,435 Aggregate Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool (As of                                       Range
Calculation Date)                                                                             -----

Total Number of Loans                                                  548
Total Outstanding Balance                                     $354,122,435
Average Loan Balance                                              $646,209               $41,366 to $2,000,000
WA Mortgage Rate                                                    6.296%                 4.500% to 8.000%
WA Mortgage Rate Net LPMI                                           6.292%                 4.235% to 8.000%
Net WAC                                                             5.784%                 3.851% to 7.491%
ARM Characteristics
    WA Gross Margin                                                 2.262%                 2.250% to 3.250%
    WA Months to First Roll                                            120                    114 to 120
    WA First Periodic Cap                                           5.003%                 5.000% to 6.000%
    WA Subsequent Periodic Cap                                      2.000%                 2.000% to 2.000%
    WA Lifetime Cap                                                11.305%                 9.500% to 13.500%
    WA Lifetime Floor                                               2.262%                 2.250% to 3.250%
WA Original Term (months)                                              360                    360 to 360
WA Remaining Term (months)                                             360                    354 to 360
WA Age (months)                                                          0                       0 to 6
WA LTV                                                              73.42%                 18.35% to 95.00%
WA FICO                                                                704
Secured by (% of pool)       1st Liens                             100.00%
                             2nd Liens                               0.00%
Prepayment Penalty at Loan Orig (% of all loans)                    49.45%
Prepay Moves Exempted        Soft                                   49.37%
                             Hard                                    0.08%
                             No Prepay                              50.55%
                             Unknown                                 0.00%
Percent of IO                                                       91.01%


   Top 5 States         Top 5 Prop             Doc Types            Purpose Codes           Occ Codes           Orig PP Term
---------------------------------------------------------------------------------------------------------------------------------
  ------------         ----------              ---------            -------------           ---------           ------------

CA        72.57%      SFR      53.28%      REDUCE      73.46%      PUR       56.66%      OO         78.20%     0           50.55%
FL         5.17%      PUD      26.18%      FULL/AL     20.82%      RCO       30.67%      INV        16.77%     12          34.01%
NY         2.75%      2-4U      7.41%      PREFER       4.29%      RNC       12.67%      2H          5.03%     15           0.13%
MA         2.03%      CND       7.30%      NINA         1.44%                                                  18           0.08%
NJ         1.99%      CNDP      5.82%                                                                          36           6.99%
                                                                                                               60           8.24%

---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group4
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------

                                       $354,122,435 Aggregate Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Description
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
10/1 CMT1Y                        $4,540,319       8      1.28     $567,540     6.010     360     699   74.8
10/20 LIB6M - IO                    $324,000       1      0.09     $324,000     6.875     358     722   80.0
10/1 LIB12M                      $27,279,046      54      7.70     $505,168     6.258     360     702   77.0
10/1 LIB12M - IO                $321,979,070     485     90.92     $663,874     6.303     360     704   73.1
-----------------------------------------------------------------------------------------------------------------------------------
                                $354,122,435     548    100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                   $41,366       1      0.01      $41,366     7.000     359     725   90.0
$50,000.01 - $100,000.00             $66,405       1      0.02      $66,405     7.125     360     693   95.0
$100,000.01 - $150,000.00           $803,881       6      0.23     $133,980     6.004     357     730   88.3
$150,000.01 - $200,000.00           $514,056       3      0.15     $171,352     5.666     359     708   88.8
$200,000.01 - $250,000.00           $888,759       4      0.25     $222,190     6.362     358     709   91.2
$250,000.01 - $300,000.00           $585,818       2      0.17     $292,909     6.369     358     758   76.4
$300,000.01 - $350,000.00           $324,000       1      0.09     $324,000     6.875     358     722   80.0
$350,000.01 - $400,000.00           $353,984       1      0.10     $353,984     6.000     356     678   90.0
$400,000.01 - $450,000.00        $48,514,534     114     13.70     $425,566     6.294     360     699   75.9
$450,000.01 - $500,000.00        $35,914,361      75     10.14     $478,858     6.282     360     707   76.1
$500,000.01 - $550,000.00        $38,290,177      73     10.81     $524,523     6.258     360     706   77.8
$550,000.01 - $600,000.00        $33,593,551      58      9.49     $579,199     6.398     360     699   74.6
$600,000.01 - $650,000.00        $31,603,789      50      8.92     $632,076     6.515     360     701   73.5
$650,000.01 - $700,000.00        $15,584,637      23      4.40     $677,593     6.265     360     714   73.6
$700,000.01 - $750,000.00        $11,702,850      16      3.30     $731,428     6.207     360     682   74.1
$750,000.01 - $1,000,000.00      $60,836,107      68     17.18     $894,649     6.299     360     700   69.9
$1,000,000.01 - $1,500,000.00    $42,078,140      33     11.88   $1,275,095     6.216     360     722   72.3
$1,500,000.01 - $2,000,000.00    $32,426,020      19      9.16   $1,706,633     6.194     360     699   66.5
-----------------------------------------------------------------------------------------------------------------------------------
                                $354,122,435     548    100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                    $41,366       1     0.01      $41,366     7.000     359     725   90.0
$50,000.01 - $100,000.00              $66,405       1     0.02      $66,405     7.125     360     693   95.0
$100,000.01 - $150,000.00            $803,881       6     0.23     $133,980     6.004     357     730   88.3
$150,000.01 - $200,000.00            $514,056       3     0.15     $171,352     5.666     359     708   88.8
$200,000.01 - $250,000.00            $888,759       4     0.25     $222,190     6.362     358     709   91.2
$250,000.01 - $300,000.00            $585,818       2     0.17     $292,909     6.369     358     758   76.4
$300,000.01 - $350,000.00            $324,000       1     0.09     $324,000     6.875     358     722   80.0




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group4
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------

                                           $354,122,435 Aggregate Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
$350,000.01 - $400,000.00            $353,984       1     0.10     $353,984     6.000     356     678   90.0
$400,000.01 - $450,000.00         $48,514,534     114    13.70     $425,566     6.294     360     699   75.9
$450,000.01 - $500,000.00         $35,914,361      75    10.14     $478,858     6.282     360     707   76.1
$500,000.01 - $550,000.00         $38,290,177      73    10.81     $524,523     6.258     360     706   77.8
$550,000.01 - $600,000.00         $33,593,551      58     9.49     $579,199     6.398     360     699   74.6
$600,000.01 - $650,000.00         $31,603,789      50     8.92     $632,076     6.515     360     701   73.5
$650,000.01 - $700,000.00         $15,584,637      23     4.40     $677,593     6.265     360     714   73.6
$700,000.01 - $750,000.00         $11,702,850      16     3.30     $731,428     6.207     360     682   74.1
$750,000.01 - $1,000,000.00       $60,836,107      68    17.18     $894,649     6.299     360     700   69.9
$1,000,000.01 - $1,500,000.00     $42,078,140      33    11.88   $1,275,095     6.216     360     722   72.3
$1,500,000.01 - $2,000,000.00     $32,426,020      19     9.16   $1,706,633     6.194     360     699   66.5
-----------------------------------------------------------------------------------------------------------------------------------
                                 $354,122,435     548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                              $137,622       1     0.04     $137,622     5.750     354     814   90.0
Arkansas                             $148,872       1     0.04     $148,872     6.125     357     784   90.0
Arizona                            $5,729,928       9     1.62     $636,659     6.582     360     724   76.6
California                       $256,976,734     395    72.57     $650,574     6.282     360     704   73.7
Colorado                             $650,000       1     0.18     $650,000     5.875     360     693   77.1
Connecticut                        $6,501,250       8     1.84     $812,656     6.321     360     715   64.2
District of Columbia               $1,707,120       3     0.48     $569,040     6.719     360     669   80.0
Delaware                             $650,000       1     0.18     $650,000     5.625     360     650   76.5
Florida                           $18,320,787      30     5.17     $610,693     6.439     360     708   75.3
Georgia                            $2,776,069       5     0.78     $555,214     5.902     359     715   79.9
Hawaii                             $4,006,975       5     1.13     $801,395     7.109     360     712   73.0
Idaho                              $2,836,875       4     0.80     $709,219     6.215     360     658   64.4
Illinois                           $2,301,984       3     0.65     $767,328     6.220     359     697   73.8
Indiana                            $1,620,000       2     0.46     $810,000     6.082     360     752   80.0
Kansas                               $808,480       2     0.23     $404,240     5.453     360     667   73.7
Massachusetts                      $7,183,412       9     2.03     $798,157     5.808     360     692   63.9
Maryland                           $2,666,619       6     0.75     $444,437     6.095     360     697   76.2
Michigan                           $1,455,380       4     0.41     $363,845     6.399     360     666   77.6
North Carolina                       $414,756       1     0.12     $414,756     5.375     360     636   80.0
New Jersey                         $7,049,026       8     1.99     $881,128     6.568     359     715   65.8
Nevada                             $4,745,048       6     1.34     $790,841     6.775     360     706   73.8
New York                           $9,740,824      12     2.75     $811,735     6.390     360     728   68.5
Ohio                               $1,468,409       4     0.41     $367,102     6.193     360     676   81.5
Oregon                               $629,145       2     0.18     $314,573     5.938     360     660   71.4



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group4
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------


                                           $354,122,435 Aggregate Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                              State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                         $814,920       2     0.23     $407,460     5.809     360     673   67.6
South Carolina                        $66,405       1     0.02      $66,405     7.125     360     693   95.0
Tennessee                            $204,300       1     0.06     $204,300     6.750     360     734   90.0
Texas                              $2,967,600       4     0.84     $741,900     5.717     360     675   78.9
Virginia                           $3,629,574       6     1.02     $604,929     6.485     360     670   78.4
Washington                         $5,757,024      11     1.63     $523,366     6.221     360     696   75.6
Wisconsin                            $157,297       1     0.04     $157,297     4.625     359     818   90.0
-----------------------------------------------------------------------------------------------------------------------------------
                                 $354,122,435     548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                      $16,522,856      21     4.67     $786,803     6.010     360     692   36.7
50.01 - 55.00                      $4,632,000       6     1.31     $772,000     6.754     360     709   53.8
55.01 - 60.00                     $10,908,850      15     3.08     $727,257     6.253     360     687   58.0
60.01 - 65.00                     $18,564,063      23     5.24     $807,133     6.263     360     707   63.5
65.01 - 70.00                     $51,512,825      58    14.55     $888,152     6.113     360     710   68.6
70.01 - 75.00                     $59,719,073      83    16.86     $719,507     6.292     360     702   74.0
75.01 - 80.00                    $185,056,366     318    52.26     $581,938     6.366     360     704   79.6
80.01 - 85.00                        $429,250       1     0.12     $429,250     6.250     360     659   85.0
85.01 - 90.00                      $5,378,795      18     1.52     $298,822     6.337     359     717   89.7
90.01 - 95.00                      $1,398,357       5     0.39     $279,671     6.460     359     688   94.0
-----------------------------------------------------------------------------------------------------------------------------------
                                 $354,122,435     548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                      $1,400,000       1     0.40   $1,400,000     4.500     360     723   70.0
4.501 - 5.000                      $3,144,787       5     0.89     $628,957     4.818     360     684   61.6
5.001 - 5.500                     $24,468,217      36     6.91     $679,673     5.428     360     689   72.0
5.501 - 6.000                    $108,849,891     165    30.74     $659,696     5.836     360     708   71.6
6.001 - 6.500                    $115,637,610     183    32.65     $631,900     6.312     360     707   74.3
6.501 - 7.000                     $62,336,213     102    17.60     $611,139     6.777     360     701   75.5
7.001 - 7.500                     $21,676,978      29     6.12     $747,482     7.319     360     704   74.0
7.501 - 8.000                     $16,608,739      27     4.69     $615,138     7.774     360     691   75.3
-----------------------------------------------------------------------------------------------------------------------------------
                                 $354,122,435     548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group4
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------

                                           $354,122,435 Aggregate Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                              $188,685,932     303    53.28     $622,726     6.309     360     701   72.6
PUD                               $92,725,371     130    26.18     $713,272     6.209     360     697   74.5
2-4U                              $26,257,863      36     7.41     $729,385     6.440     360     719   72.9
CND                               $25,834,387      47     7.30     $549,668     6.418     360     714   76.8
CNDP                              $20,618,882      32     5.82     $644,340     6.237     360     734   72.8
-----------------------------------------------------------------------------------------------------------------------------------
                                 $354,122,435     548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                              $200,635,789     317    56.66     $632,920     6.331     360     710   76.3
RCO                              $108,606,195     171    30.67     $635,124     6.251     360     698   70.5
RNC                               $44,880,451      60    12.67     $748,008     6.249     360     693   67.5
-----------------------------------------------------------------------------------------------------------------------------------
                                 $354,122,435     548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                               $276,921,837     438    78.20     $632,242     6.244     360     700   73.9
INV                               $59,389,184      86    16.77     $690,572     6.559     360     719   71.4
2H                                $17,811,414      24     5.03     $742,142     6.225     360     720   72.2
-----------------------------------------------------------------------------------------------------------------------------------
                                 $354,122,435     548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
360                             $330,377,969      501    93.29     $659,437     6.284     360     703   73.3
359                              $15,249,237       27     4.31     $564,787     6.542     359     710   72.4
358                               $4,807,037        9     1.36     $534,115     6.619     358     714   77.0
357                               $2,016,549        6     0.57     $336,092     5.958     357     731   81.6
356                               $1,534,021        4     0.43     $383,505     6.018     356     709   80.6
354                                 $137,622        1     0.04     $137,622     5.750     354     814   90.0
-----------------------------------------------------------------------------------------------------------------------------------
                                $354,122,435      548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group4
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------

                                           $354,122,435 Aggregate Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
REDUCED                         $260,129,657      395    73.46     $658,556     6.413     360     710   73.7
FULL/ALT                         $73,728,931      111    20.82     $664,225     5.909     360     681   71.6
PREFERRED                        $15,175,880       31     4.29     $489,545     5.927     360     710   75.3
NINA                              $5,087,967       11     1.44     $462,542     7.007     360     714   78.1
-----------------------------------------------------------------------------------------------------------------------------------
                                $354,122,435      548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Range of FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
561 - 580                         $1,560,000        1     0.44   $1,560,000     7.000     360     576   65.0
601 - 620                         $2,688,750        4     0.76     $672,188     6.013     360     617   66.3
621 - 640                        $23,696,775       41     6.69     $577,970     6.176     360     633   75.3
641 - 660                        $40,074,015       63    11.32     $636,095     6.284     360     651   72.4
661 - 680                        $43,101,960       66    12.17     $653,060     6.428     360     672   74.3
681 - 700                        $67,356,061      106    19.02     $635,435     6.263     360     691   72.4
701 - 720                        $51,050,865       78    14.42     $654,498     6.426     360     709   73.0
721 - 740                        $45,195,460       67    12.76     $674,559     6.235     360     731   72.6
741 - 760                        $32,739,712       51     9.25     $641,955     6.224     360     751   75.3
761 - 780                        $29,770,135       42     8.41     $708,813     6.281     360     769   73.4
781 - 800                        $13,300,183       21     3.76     $633,342     6.184     360     791   75.7
801 - 820                         $3,588,519        8     1.01     $448,565     6.276     360     805   79.4
-----------------------------------------------------------------------------------------------------------------------------------
                                $354,122,435      548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
 0                              $178,996,446      280    50.55     $639,273     6.404     360     702   73.2
12                              $120,449,223      186    34.01     $647,576     6.128     360     706   73.8
15                                  $447,014        1     0.13     $447,014     6.125     359     669   92.7
18                                  $297,355        1     0.08     $297,355     6.000     357     773   79.3
36                               $24,757,910       38     6.99     $651,524     6.358     360     698   70.1
60                               $29,174,487       42     8.24     $694,631     6.277     360     710   75.4
-----------------------------------------------------------------------------------------------------------------------------------
                                $354,122,435      548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              80% LTV/PMI Analysis         (Excludes 524 80% or less LTV Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI                $7,206,402       24   100.00     $300,267     6.356     359     708   90.2



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group4
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------

                                               $354,122,435 Aggregate Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                              80% LTV/PMI Analysis         (Excludes 524 80% or less LTV Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
                                  $7,206,402       24   100.00     $300,267     6.356     359     708   90.2


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Months to Roll                 (Excludes    0   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
114                                 $137,622        1     0.04     $137,622     5.750     354     814   90.0
116                               $1,534,021        4     0.43     $383,505     6.018     356     709   80.6
117                               $2,016,549        6     0.57     $336,092     5.958     357     731   81.6
118                               $4,807,037        9     1.36     $534,115     6.619     358     714   77.0
119                              $15,249,237       27     4.31     $564,787     6.542     359     710   72.4
120                             $330,377,969      501    93.29     $659,437     6.284     360     703   73.3
-----------------------------------------------------------------------------------------------------------------------------------
                                $354,122,435      548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                Margin                       (Excludes    0   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                   $353,545,467      545    99.84     $648,707     6.296     360     704   73.4
3.001 - 4.000                       $576,968        3     0.16     $192,323     6.453     357     708   86.9
-----------------------------------------------------------------------------------------------------------------------------------
                                $354,122,435      548   100.00     $646.209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Maximum Rates                  (Excludes    0   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                    $4,544,787        6     1.28     $757,465     4.720     360     696   64.2
10.001 - 11.000                 $133,020,753      200    37.56     $665,104     5.761     360     704   71.6
11.001 - 12.000                 $175,810,710      281    49.65     $625,661     6.476     360     705   74.6
12.001 - 13.000                  $40,299,171       60    11.38     $671,653     7.457     360     700   74.8
13.001 - 14.000                     $447,014        1     0.13     $447,014     6.125     359     669   92.7
-----------------------------------------------------------------------------------------------------------------------------------
                                $354,122,435      548   100.00     $646.209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Next Interest Adjustment Date        (Excludes    0   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
04/15                               $137,622        1     0.04     $137,622     5.750     354     814   90.0
06/15                             $1,534,021        4     0.43     $383,505     6.018     356     709   80.6
07/15                             $2,016,549        6     0.57     $336,092     5.958     357     731   81.6
08/15                             $4,807,037        9     1.36     $534,115     6.619     358     714   77.0
09/15                            $15,249,237       27     4.31     $564,787     6.542     359     710   72.4
10/15                           $227,910,282      358    64.36     $636,621     6.310     360     703   73.2



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group4
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------

                                               $354,122,435 Aggregate Rate Mortgage Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Next Interest Adjustment Date      (Excludes    0   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
11/15                           $102,467,987      143    28.94     $716,557     6.225     360     703   73.6
-----------------------------------------------------------------------------------------------------------------------------------
                                $354,122,435      548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                         Initial Fixed Period              (Excludes    0   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
120                             $354,122,435      548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------
                                $354,122,435      548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate                     (Excludes    0   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                   $353,545,467      545    99.84     $648,707     6.296     360     704   73.4
3.001 - 4.000                       $576,968        3     0.16     $192,323     6.453     357     708   86.9
-----------------------------------------------------------------------------------------------------------------------------------
                                $354,122,435      548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Initial Cap                     (Excludes    0   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.000                           $353,188,435      546    99.74     $646,865     6.295     360     704   73.4
6.000                               $934,000        2     0.26     $467,000     6.630     359     748   69.7
-----------------------------------------------------------------------------------------------------------------------------------
                                $354,122,435      548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                       Subsequent Cap                       (Excludes    0   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT     # OF     % OF      AVERAGE     GROSS    REMG.          ORIG
DESCRIPTION                          BALANCE    LOANS    TOTAL      BALANCE       WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.000                           $354,122,435      548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------
                                $354,122,435      548   100.00     $646,209     6.296     360     704   73.4
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

    [COMPANY LOGO] Countrywide (R)                                          Computational Materials for
-------------------------------------
      SECURITIES CORPORATION                                                   CWMBS 2005 - HYB8 Group4
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------------------------------

























------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.